    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 15, 2007
                                           Registration No. 333-74283; 811-09255
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]

PRE-EFFECTIVE AMENDMENT NO.                                                 [ ]
                           --

POST-EFFECTIVE AMENDMENT NO. 19                                             [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]

AMENDMENT NO. 21                                                            [x]
                                   ----------

                           WELLS FARGO VARIABLE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                525 MARKET STREET
                             SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                        WELLS FARGO FUNDS MANAGEMENT, LLC
                          525 MARKET STREET, 12TH FLOOR
                             SAN FRANCISCO, CA 94105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to Rule 485(b), or

[ ]   60 days after filing pursuant to Rule 485(a)(1), or

[ ]   on       pursuant to Rule 485(a)(1)
         -----

[ ]   75 days after filing pursuant to Rule 485(a)(2), or

[x]   on May 1, 2007, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanation Note: This Post-Effective Amendment No. 19 to the Registration Statement of Wells Fargo Variable Trust ("The Trust") is being filed to introduce certain material changes to the structure of the prospectuses to be utilized for the funds of the Wells Fargo Variable Trust.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                  MAY 1, 2007

                                   Prospectus

WELLS FARGO ADVANTAGE FUNDS/SM/ - VARIABLE TRUST

VT Asset Allocation Fund

VT C&B Large Cap Value Fund

VT Discovery Fund/SM/

VT Equity Income Fund

VT International Core Fund

VT Large Company Core Fund

VT Large Company Growth Fund

VT Money Market Fund

VT Opportunity Fund/SM/

VT Small Cap Growth Fund

VT Small/Mid Cap Value Fund

VT Total Return Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
VT Asset Allocation Fund         4
VT C&B Large Cap Value Fund      8
VT Discovery Fund               12
VT Equity Income Fund           16
VT International Core Fund      20
VT Large Company Core Fund      24
VT Large Company Growth Fund    28
VT Money Market Fund            32
VT Opportunity Fund             36
VT Small Cap Growth Fund        40
VT Small/Mid Cap Value Fund     44
VT Total Return Bond Fund       48
Description of Principal        52
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management    58
  of the Funds
The Investment Adviser         58
The Sub-Advisers and           58
  Portfolio Managers
Dormant Multi-Manager          64
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Investing in the Funds    66
Pricing Fund Shares       68

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   70
Taxes                           70
Financial Highlights            71
For More Information    Back Cover

Throughout this prospectus, the WELLS FARGO ADVANTAGE VT DISCOVERY FUND/SM/ is referred to as the "Discovery Fund"; and the WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND/SM/ is referred to as the "Opportunity Fund".

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;

..    how we intend to invest your money ; and

..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Except for the VT Asset Allocation Fund, percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of each Fund, except the VT Asset Allocation Fund, VT Discovery Fund and VT Opportunity Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

VT ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

Fund Inception: 4/15/1994

INVESTMENT OBJECTIVE
The VT Asset Allocation Fund seeks long-term total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
The Fund's "neutral" target allocation is as follows:

..  60% of the Fund's total assets in equity securities; and

..  40% of the Fund's total assets in fixed income securities.

--------------------------------------------------------------------------------
TARGET ALLOCATIONS

                                 NEUTRAL               TARGET
                         TARGET ALLOCATION     ALLOCATION RANGES
 Equity Styles                60%                  35-85%
 Fixed Income Styles          40%                  15-65%

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The asset classes we invest in are:

..    Equity Securities-We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

..    Fixed Income Securities-We invest a portion of the Fund's assets in U.S.
     Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

 4 VT ASSET ALLOCATION FUND

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      VT ASSET ALLOCATION FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns
                            as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004    2005    2006
20.88%   25.26%   9.33%   1.02%   -6.96%   -12.85%   22.09%   9.34%   4.99%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 ASSET ALLOCATION FUND
 S&P 500 INDEX/1, 2/
 LEHMAN BROTHERS 20+ U.S.
  TREASURY INDEX/3/
 ASSET ALLOCATION COMPOSITE
  INDEX/4/

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
2 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
3 The Lehman Brothers 20+Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
4 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ Treasury Index.

 6 VT ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                      VT ASSET ALLOCATION FUND 7

VT C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

Fund Inception:5/1/1998

INVESTMENT OBJECTIVE
The VT C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT C&B LARGE CAP VALUE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                 Calendar Year Total Returns
                    as of 12/31 each year
1999     2000    2001     2002      2003     2004     2005    2006
-2.48%   5.78%   -6.39%   -24.09%   25.57%   11.22%   3.11%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
 C&B Large Cap Value Fund
 Russell 1000 (Reg. TM)
  Value Index/1/

1 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 10 VT C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                  VT C&B LARGE CAP VALUE FUND 11

VT DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA

Fund Inception: 5/8/1992

INVESTMENT OBJECTIVE
The VT Discovery Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities of small- and medium- capitalization companies; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap (Reg. TM) Index, which was $16.5 billion as of June 30, 2006, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). We pay particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. We also look at how management teams allocate capital in order to drive future cash flow. We typically use a discounted cash flow model to assess a firm's intrinsic value in order to set price objectives. In addition to meeting with management, we survey a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation, which we define as the value of the company (I.E., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times we may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 VT DISCOVERY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Growth Style Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Sector Emphasis Risk
     .    Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            VT DISCOVERY FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.
Effective April 11, 2005, the Strong family of funds reorganized into the Wells Fargo Advantage Funds. As part of this transaction, the Discovery Fund was organized as the successor fund to the Strong Discovery Fund II and the Strong Mid Cap Growth Fund II, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns
                               as of 12/31 each year
1997     1998    1999    2000    2001    2002      2003     2004    2005   2006
11.39%   7.26%   5.09%   4.39%   4.08%   -12.02%   39.43%   15.72%  8.27%      %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 Discovery Fund/1/
 Russell 2500(TM) Growth
  Index/2/

1 Performance shown for the period prior to April 11, 2005, reflects the performance of the predecessor Strong Discovery Fund II.
2 The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 14 VT DISCOVERY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.15%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                            VT DISCOVERY FUND 15

VT EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

Fund Inception: 5/6/1996

INVESTMENT OBJECTIVE
The VT Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 16 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Issuer Risk
     .    Leverage Risk
     .    Liquidity Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                        VT EQUITY INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns
                            as of 12/31 each year
1997     1998     1999    2000    2001     2002      2003     2004     2005    2006
26.90%   18.42%   7.90%   2.33%   -5.41%   -19.26%   26.21%   11.08%   5.38%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
  Equity Income Fund
  Russell 1000 (Reg. TM)
  Value Index/1/

1 The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 18 VT EQUITY INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                        VT EQUITY INCOME FUND 19

VT INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
New Star Institutional Managers Limited

PORTFOLIO MANAGERS
Mark Beale
Brian Coffey
Richard Lewis

Fund Inception: 7/03/2000

INVESTMENT OBJECTIVE
The VT International Core Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities of non-U.S.
     companies; and
..    up to 20% of the Fund's total assets in emerging market equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of non-U.S. companies. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We invest in equity securities of non-U.S. companies that we believe have strong growth potential and offer good value relative to similar investments. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises (company's history of meeting earnings targets). We follow a two-phase investment process. In the first phase, we conduct bottom-up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA) methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 20 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Derivatives Risk
     .    Emerging Market Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Non-U.S. Securities Risk
     .    Regulatory Risk
     .    Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT INTERNATIONAL CORE FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

        Calendar Year Total Returns
           as of 12/31 each year
2001      2002      2003     2004    2005    2006
-16.09%   -22.92%   31.46%   9.63%   9.67%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
 International Core Fund
 MSCI/EAFE Index/1/

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

 22 VT INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                   VT INTERNATIONAL CORE FUND 23

VT LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Matrix Asset Advisors, Inc.

PORTFOLIO MANAGER
David A. Katz, CFA

Fund Inception: 4/12/1994

INVESTMENT OBJECTIVE
The VT Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and
..    up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst. We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 24 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   VT LARGE COMPANY CORE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns
                              as of 12/31 each year
1997     1998     1999     2000      2001      2002      2003     2004    2005     2006
17.33%   28.81%   20.41%   -13.60%   -19.21%   -25.84%   23.59%   8.38%   -2.24%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 Large Company Core Fund
 S&P 500 Index/1/

1 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.

 26 VT LARGE COMPANY CORE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                   VT LARGE COMPANY CORE FUND 27

VT LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

Fund Inception: 9/20/1999

INVESTMENT OBJECTIVE
The VT Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

..    up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Growth Style Investment Risk
     .    Issuer Risk

     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 VT LARGE COMPANY GROWTH FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

             Calendar Year Total Returns
                as of 12/31 each year
2000     2001      2002      2003     2004    2005    2006
-0.58%   -20.88%   -28.01%   26.28%   3.26%   5.70%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
 Large Company Growth Fund
 Russell 1000 (Reg. TM)
  Growth Index/1/

1 The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 30 VT LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.55%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.00%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.55% for the first $500 million; 0.50% for the next $500 million; 0.45% for the next $2 billion; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                 VT LARGE COMPANY GROWTH FUND 31

VT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

Fund Inception: 05/19/1994

INVESTMENT OBJECTIVE
The VT Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term U.S. dollar denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. We will only purchase First Tier securities, as that term is defined in Rule 2a-7 of the Investment Company Act of 1940. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

 32 VT MONEY MARKET FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         VT MONEY MARKET FUND 33

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                      Calendar Year Total Returns
                         as of 12/31 each year
1997    1998    1999    2000    2001    2002    2003    2004    2005    %
5.04%   4.77%   4.46%   5.76%   3.73%   1.25%   0.50%   0.70%   2.55%   2006

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:
          To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 MONEY MARKET FUND

 34 VT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      0.75%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $500 million; 0.30% for the next $500 million; 0.275% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                         VT MONEY MARKET FUND 35

VT OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Ann M. Miletti
Richard T. Weiss

Fund Inception: 5/8/1992

INVESTMENT OBJECTIVE
The VT Opportunity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's total assets in equity securities; and

..    up to 25% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell Midcap (Reg. TM) Index. The range of the Russell Midcap (Reg. TM) Index was $1.7 billion to $16.5 billion respectively, as of June 30, 2006, and is expected to change frequently. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We invest in equity securities of medium-capitalization companies that we believe are under-priced yet have attractive growth prospects. Our analysis is based on the determination of a company's "private market value," which is the price an investor would be willing to pay for the entire company. We determine a company's private market value based upon several types of analysis. We carry out a fundamental analysis of a company's cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company's management strength, financial health, and growth potential in determining a company's private market value. We place an emphasis on a company's management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company's public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company's private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 36 VT OPPORTUNITY FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          VT OPPORTUNITY FUND 37

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.
Effective April 11, 2005, the Strong family of funds reorganized into the Wells Fargo Advantage Funds. As part of this transaction, the Opportunity Fund was organized as the successor fund to the Strong Opportunity Fund II.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns
                             as of 12/31 each year
1997     1998     1999     2000    2001     2002      2003     2004     2005    2006
25.45%   13.54%   34.91%   6.60%   -3.70%   -26.82%   37.01%   18.22%   7.88%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
  Opportunity Fund/1/
  Russell Midcap (Reg. TM)
  Index/2/

1 Performance shown for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the predecessor Strong Opportunity Fund II.
2 The Russell Midcap (Reg. TM) Index measures the performance of the 800 smallest companies in the Russell 1000 (Reg. TM) Index, which represent approximately 25% of the total market capitalization of the Russell 1000 (Reg. TM) Index. You cannot invest directly in an index.

 38 VT OPPORTUNITY FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.72%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.07%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     o    Your investment has a 5% return each year;
     o    You reinvest all distributions; and
     o    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                          VT OPPORTUNITY FUND 39

VT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jerome "Cam" Philpott, CFA
Stuart Roberts

Fund Inception: 5/01/1995

INVESTMENT OBJECTIVE
The VT Small Cap Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-capitalization companies that we believe have above-average growth potential. We define small-capitalization companies as those with market capitalizations at the time of purchase of less than $2 billion. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus our investment strategy on identifying and investing in rapidly growing small-capitalization companies that are in an early or transitional stage of their development, before their potential is discovered by the market. We build the Fund's portfolio by selecting companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio. We use a variety of criteria specific to a portfolio security to determine when we may potentially sell such security to avoid reacting to pressure caused by volatility in the broad small cap market. Such criteria may include a security reaching our target price (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 40 VT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Derivatives Risk
     .    Growth Style Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     VT SMALL CAP GROWTH FUND 41

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns
                              as of 12/31 each year
1997    1998      1999     2000      2001      2002      2003     2004     2005    2006
9.78%   -14.47%   66.27%   -22.58%   -24.37%   -38.22%   42.27%   13.77%   6.24%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       10 YEARS
 SMALL CAP GROWTH FUND
 RUSSELL 2000 (Reg. TM)
  GROWTH INDEX/1/

1 The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000 (Reg. TM) companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

 42 VT SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.20%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                     VT SMALL CAP GROWTH FUND 43

VT SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
I. Charles Rinaldi

Fund Inception: 10/10/1997

INVESTMENT OBJECTIVE
The VT Small/Mid Cap Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in equity securities of small- and medium-capitalization companies; and

..    up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was $83.0 million to $6.3 billion, as of June 30, 2006, and is expected to change frequently. As a hedging strategy, the Fund may write put and call options,meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from
(call) the Fund at a predetermined price in the future.Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 44 VT SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Counter-Party Risk
     .    Currency Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Regulatory Risk
     .    Small Company Securities Risk
     .    Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  VT SMALL/MID CAP VALUE FUND 45

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.
Effective April 11, 2005, the Strong family of funds reorganized into the Wells Fargo Advantage Funds. As part of this transaction, the Small/Mid Cap Value Fund was organized as the successor fund to the Strong Multi Cap Value Fund II.

[GRAPHIC APPEARS HERE]

                     Calendar Year Total Returns
                        as of 12/31 each year
1998    1999     2000    2001    2002      2003     2004     2005     2006
2.18%   -2.87%   7.82%   4.12%   -23.16%   38.39%   16.77%   16.50%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
 Small/Mid Cap Value Fund /1/
 Russell 2500(TM) Value
  Index/2/

1 Performance shown for periods prior to April 11, 2005, reflects the performance of the predecessor Strong Multi Cap Value Fund II.
2 The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

 46 VT SMALL/MID CAP VALUE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.75%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      1.14%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                  VT SMALL/MID CAP VALUE FUND 47

VT TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas O'Connor, CFA
William Stevens

Fund Inception: 9/20/1999

INVESTMENT OBJECTIVE
The VT Total Return Bond Fund seeks total return, consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's net assets in bonds;

..    at least 80% of the Fund's total assets in investment-grade debt securities;

..    up to 25% of the Fund's total assets in asset-backed securities, other than mortgage-backed securities; and

..    up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall dollar-weighted average effective duration range between 4 and 51/2 years.

We invest in debt securities that we believe offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to issues of similar credit quality and interest rate sensitivity. From time to time, we may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 48 VT TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Counter-Party Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Investment Risk
     .    Issuer Risk
     .    Leverage Risk

     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    VT TOTAL RETURN BOND FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index (or indexes).

Please remember that past performance before and after taxes is no guarantee of future results. The performance for the Fund does not reflect fees charged by variable life insurance policies (VLI Policies) or variable annuity contracts (VA contracts). If it did, returns would be lower.

[GRAPHIC APPEARS HERE]

          Calendar Year Total Returns
             as of 12/31 each year
2000     2001    2002    2003    2004    2005    2006
10.22%   7.41%   7.75%   8.40%   4.39%   1.90%   %

 BEST AND WORST QUARTER
  Best Quarter:
  Worst Quarter:

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2006            1 YEAR       5 YEARS       LIFE OF FUND
 TOTAL RETURN BOND FUND
 LB AGGREGATE BOND INDEX/1/

1 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 50 VT TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables reflect the various costs and expenses of the Fund and do not reflect fees and charges that may be imposed by VA Contracts or VLI Policies. Such fees would be in addition to the fees and expenses shown here. Please see the prospectuses of the participating insurance companies for more details.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    x.xx%
  TOTAL ANNUAL FUND                    X.XX%
  OPERATING EXPENSES
  Fee Waivers                          x.xx%
  NET EXPENSES/3/                      0.90%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.45% for the first $500 million; 0.40% for the next $500 million; 0.35% for the next $2 billion; 0.325% for the next $2 billion; and 0.30% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.
3 The adviser has committed through April 30, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all distributions; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $
   3 Years               $
   5 Years               $
  10 Years               $

                                                    VT TOTAL RETURN BOND FUND 51

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
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Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund are identified on the individual Fund page(s) and are described below. Additional information about the principal risks is included in the Statement of Additional Information. A description of the Funds policies and procedures with respect to disclosure of the Funds portfolio holdings is available in the Funds Statement of Additional Information and on the Funds Web site at www.wellsfargo.com/advantagefunds.

ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK            When a Fund enters into a repurchase agreement, an agreement where it buys a security in which the seller agrees to repurchase the security at an agreed upon price and time, the
                              Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                              Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
CURRENCY RISK                 An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DEBT SECURITIES RISK          Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                              Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 52 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                              For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKET RISK          Emerging markets are markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International
                              Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-
                              developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries. Emerging markets securities typically present even greater exposure to the risks described under "Non-U.S. Securities Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 53

FOREIGN INVESTMENT RISK       Foreign securities include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).
                              ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including
                              ADRs, EDRs and GDRs, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK  Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
HIGH YIELD SECURITIES RISK    High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                              grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                   The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

 54 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Different parts of the market and different types of equity securities can react differently to these risks. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks.
MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 55

NON-U.S. SECURITIES RISK      Non-U.S. securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S. Non-U.S. securities also include American Depositary Receipts (ADRs) and similar investments, including European Depositary Receipts (EDRs) and Global Depositary Receipts
                              (GDRs). ADRs, EDRs and GDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, which entitle the owner to any capital gains or dividends.
                              ADRs are U.S. dollar denominated, and EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Non-U.S. securities, including ADRs, EDRs and
                              GDRs, are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding. Investments in non-U.S. securities also involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes;
                              trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK          Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALL COMPANY SECURITIES      Securities of small companies tend to be more volatile and less liquid than larger company
RISK                          stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
STRIPPED SECURITIES RISK      Stripped securities are the separate income or principal components of debt securities.
                              These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

 56 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 57

ORGANIZATION AND MANAGEMENT OF THE FUNDS
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Wells Fargo Variable Trust (WFVT) was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of WFVT (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of, or "investors" in, the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Board monitors events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such prospectuses.

THE INVESTMENT ADVISER
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds annual report for the fiscal half-year ended December 31, 2006.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

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COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the VT C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the VT C&B Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the VT C&B Large Cap Value Fund, which he
VT C&B Large Cap Value Fund   has managed since 1992. Mr. Eck joined Cooke & Bieler in 1980 and left in 1984. Mr. Eck re-joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst since 1992. Education: B.S., Computer Science, Montana State
                              University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Large Cap Value Fund   which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005 as a portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider
                              Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance,
                              Iowa State University; M.B.A., University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a Partner, Portfolio Manager and Research Analyst since 1993. Education: B.A.,
                              Economics, Davidson College; M.B.A.The Wharton School of Business.
JAMES R. NORRIS               Mr. Norris is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 1998. Mr. Norris joined Cooke & Bieler in 1998 where he is currently a Partner, Portfolio Manager and Research Analyst since 1998. Education: B.S.,
                              Management, Guilford College; M.B.A., University of North Carolina.
EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the VT C&B Large Cap Value Fund,
VT C&B Mid Cap Value Fund     which he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a Partner, Portfolio Manager and Research Analyst since 2002. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University; M.B.A.,
                              University of Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Mid Cap Value Fund     he has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a Partner, Portfolio Manager and Research Analyst since 1998. Education: B.A.,
                              Economics, Colby College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the VT C&B Large Cap Value Fund, which
VT C&B Large Cap Value Fund   he has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a
                              Partner, Portfolio Manager and Research Analyst since 1998. Education: B.A.,
                              International Relations, University of Pennsylvania; B.S., Economics, Wharton School of
                              Business; M.B.A., Wharton School of Business.

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MATRIX ASSET ADVISORS, INC. (Matrix), located at 747 Third Avenue, 31st Floor, New York, NY 10017, is the investment sub-adviser for the VT Large Company Core Fund and thereby is responsible for the day-to-day investment activities of the VT Large Company Core Fund. Matrix is a registered investment adviser that provides investment advisory services to the Matrix Advisors Value Fund, individuals, endowments, and pension accounts.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

DAVID A. KATZ, CFA            Mr. Katz is responsible for managing the VT Large Company Core Fund, which he has
VT Large Company Core Fund    managed since 2005. Mr. Katz is the president and chief investment officer of Matrix since 1990. Mr. Katz chairs the Investment Policy Committee and is also a portfolio manager and research analyst. He has managed the Matrix Advisors Value Fund from
                              1996 until the present. Education: B.A., Economics, Union College; M.B.A., Finance, New
                              York University Graduate School of Business.

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NEW STAR INSTITUTIONAL MANAGERS LIMITED (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the VT International Core Fund. In this capacity, it is responsible for the day-to-day investment management of the Funds. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

MARK BEALE                    Mr. Beale is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund    has managed since 2004. Mr. Beale joined New Star in 1982 and is the lead portfolio manager for New Star's international equity product. He is a member of the Investment
                              Policy and Currency Group, and is responsible for New Star's research and stock selection within the U.S. market. Mr. Beale is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.A., Economic History,
                              University of Sussex, England.
BRIAN COFFEY                  Mr. Coffey is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund    has managed since 2006. Mr. Coffey joined New Star in 1988. He is the lead portfolio manager for the Emerging Market portfolios. He is a member of the Investment Policy
                              Group and leads the efforts for research and stock selection in Latin America.
                              Education: B.Sc., Financial Economics, University of London.
RICHARD LEWIS                 Mr. Lewis is jointly responsible for managing the VT International Core Fund, which he
VT International Core Fund    has managed since 2004. Mr. Lewis joined New Star in 1989. Mr. Lewis is a member of the Investment Policy and Currency Group, and has specific regional responsibility for
                              New Star's European Equity group. Mr. Lewis is Co-Head of Institutional Equity and has oversight of the New Star Team based approach. Education: B.S., Economics and
                              Statistics, Bristol University, England.

 60 ORGANIZATION AND MANAGEMENT OF THE FUNDS

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SUB-ADVISER'S PRIOR PERFORMANCE HISTORY

NEW STAR INSTITUTIONAL MANAGERS LIMITED - VT INTERNATIONAL CORE FUND. The performance information shown below represents a composite of the prior performance of all registered mutual funds and discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the VT International Core Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

[GRAPHIC APPEARS HERE]

                               New Star Composite Calendar Year Returns
as of 12/31 each year
1997                          1998     1999     2000      2001      2002     2003     2004     2005     2006
7.00%                         23.35%   43.46%   -16.19%   -19.53%   -9.86%   38.59%   17.98%   9.61%    %

 NEW STAR COMPOSITE AVERAGE
ANNUAL TOTAL RETURNS
for the period ended 12/31/06      1 YEAR       5 YEARS       10 YEARS
 New Star Composite               %             %             %
  Performance
 MSCI EAFE Index/1/               %             %             %

1 The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 61

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PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the VT Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the VT Large Company Growth Fund, which
VT Large Company Growth Fund  he has managed since 1999. Mr. Dale joined Peregrine in 1987 as a Senior Vice
                              President and Portfolio Manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the VT Large Company Growth Fund,
VT Large Company Growth Fund  which he has managed since 1999. Mr. Nussbaum joined Peregrine in 1990 as a Vice
                              President and Portfolio Manager where he has managed large company growth portfolios. Education: B.A., Finance, University of Wisconsin; M.B.A., University of
                              Wisconsin.

=============================

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the VT Asset Allocation Fund, VT Discovery Fund, VT Equity Income Fund, VT Money Market Fund, VT Opportunity Fund, VT Small Cap Growth Fund, VT Small/Mid Cap Value Fund and VT Total Return Bond Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

GALEN G. BLOMSTER, CFA        Mr. Blomster is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2002. He joined Wells Capital Management (WCM) in 1998 as Vice
                              President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until WCM and Norwest Investment
                              Management combined investment advisory services under the Wells Capital
                              Management name in 1999. He is currently a Principal with WCM, managing numerous portfolios using an asset allocation model. Education: B.S. degree in Dairy/Food Science and Economics, University of Minnesota; M.S. and Ph.D. degrees, Purdue University.
GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the VT Equity Income Fund, which he has
VT Equity Income Fund         managed since 1994. He joined Wells Capital Management in 1998 as Principal for its
                              Equity Income Team. Prior to that, he served as Director of Institutional Investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
GREGORY T. GENUNG, CFA        Mr. Genung is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2006. Mr. Genung joined Wells Capital Management in 2001, and also manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Education: B.S., Finance and Economics equivalency degree,
                              University of Minnesota, Duluth.

 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

JAMES M. LEACH, CFA           Mr. Leach is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund             managed since 2003. Mr. Leach joined Wells Capital Management as a portfolio manager in 2005. Prior to joining Wells Capital Management, he was with Strong
                              Capital Management, Inc. (SCM) where he was a portfolio manager of institutional mid-cap equity accounts from 2000-2003. In October 2003, he was named co-portfolio manager of the Discovery Fund. Education: B.S., Mechanical Engineering, University of
                              California at Santa Barbara; M.B.A., Finance, New York University-Stern School of
                              Business.
ANN M. MILETTI                Ms. Miletti is jointly responsible for managing the VT Opportunity Fund, which she has
VT Opportunity Fund           managed, along with its predecessor fund, since 2001. Ms. Miletti joined Wells Capital
                              Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                              Management, she was with Strong Capital Management, Inc. (SCM) since 1991. From
                              August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.A., Education, University of Wisconsin.
JEFFREY P. MELLAS             Mr. Mellas is jointly responsible for managing the VT Asset Allocation Fund, which he
VT Asset Allocation Fund      has managed since 2003. Mr. Mellas joined Wells Capital Management (WCM) in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining WCM, Mr. Mellas was with Alliance Capital Management since
                              1995, as Vice President and Global Portfolio Strategist. Education: B.A. degree in
                              Economics, University of Minnesota; M.B.A. degree in Finance and International
                              Business, New York University. Additional studies: International Management Program at Haute Etudes Commerciales, Paris, France, and Universite de Valery, Montpellier,
                              France.
THOMAS O'CONNOR, CFA          Mr. O'Connor is jointly responsible for managing the VT Total Return Bond Fund which
VT Total Return Bond Fund     he has managed since 2003. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager and is responsible for identifying value in mortgages. Prior to joining Wells Capital Management, Mr. O'Connor was a portfolio manager in the Fixed
                              Income Division of Montgomery Asset Management from 2000 to 2003. Education:
                              B.A., Business Administration, University of Vermont.
THOMAS J. PENCE, CFA          Mr. Pence is jointly responsible for managing the VT Discovery Fund, which he has
VT Discovery Fund             managed since 2001. Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at
                              Strong Capital Management, Inc. (SCM) since October 2000. Education: B.S., Business,
                              Indiana University; M.B.A., Finance, University of Notre Dame.
JEROME "CAM" PHILPOTT, CFA    Mr. Philpott is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund      he has managed, along with its predecessor fund, since 1993. He joined Wells Capital
                              Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, Mr. Philpott was a portfolio manager with Montgomery Asset
                              Management, (Montgomery) which he joined in 1991 as an analyst for the Small Cap
                              Equity team. Education: B.A., Economics, Washington and Lee University; M.B.A., Darden
                              School - University of Virginia.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

I. CHARLES RINALDI            Mr. Rinaldi is responsible for managing the VT Small/Mid Cap Value Fund, which he has
VT Small/Mid Cap Value Fund   managed, along with its predecessor fund, since 2001. Mr. Rinaldi joined Wells Capital
                              Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining
                              Wells Capital Management, he was a portfolio manager with Strong Capital
                              Management, Inc. (SCM) since 1997. Education: B.A., Biology, St. Michael's College;
                              M.B.A., Finance, Babson College.
STUART ROBERTS                Mr. Roberts is jointly responsible for managing the VT Small Cap Growth Fund, which
VT Small Cap Growth Fund      he has managed, along with its predecessor, since 2003. Mr. Roberts joined Wells
                              Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital
                              Management, he was a senior portfolio manager with Montgomery Asset
                              Management (Montgomery) for the Small Cap Growth Fund. Prior to joining
                              Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset
                              Management, where he was responsible for three separate growth oriented small-cap mutual funds. Education: B.A., Economics, Bowdoin College; M.B.A., University of
                              Colorado.
WILLIAM STEVENS               Mr. Stevens is jointly responsible for managing the VT Total Return Bond Fund, which
VT Total Return Bond Fund     he has managed since 2003. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and co-head of the Montgomery Fixed Income Investment
                              Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of
                              Montgomery's Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan
                              University; M.B.A., Harvard Business School.
ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the VT Equity Income Fund, which he
VT Equity Income Fund         has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2000, where he is currently an analyst and portfolio manager for the Premier Value team, providing investment management services for institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A.,
                              Finance, University of Montana.
RICHARD T. WEISS              Mr. Weiss is jointly responsible for managing the VT Opportunity Fund, which he has
VT Opportunity Fund           managed, along with its predecessor, since 1991. Mr.Weiss joined Wells Capital
                              Management in 2005 as a portfolio manager. Prior to joining Wells Capital
                              Management, he was a portfolio manager with Strong Capital Management (SCM)
                              since 1991, and Vice Chairman of Strong Financial Corporation, SCM's parent corporation, since 2001. Prior to joining SCM he was a partner with Stein Roe &
                              Farnham, where he began his investment career as a research analyst in 1975.
                              Education: B.S., Business Administration, University of Southern California; M.B.A.,
                              Business Administration, Harvard Graduate School of Business Administration.

==============================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Discovery Fund, Opportunity Fund and Small/Mid Cap Value Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 65

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

Shares of WFVT are not offered directly to the general public. The Trust currently offers its shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies ("variable contracts") issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. When shares of WFVT are offered as a funding vehicle for variable contracts issued through such a separate account, a separate prospectus describing the separate account and the variable contracts being offered through it will accompany this prospectus. When WFVT offers shares as funding vehicles for variable contracts issued through a separate account that is not registered as an investment company, a separate disclosure document (rather than a prospectus) describing the separate account and the variable contracts being offered through it will accompany this prospectus. In the future, WFVT may offer its shares directly to qualified pension and retirement plans.

WFVT has entered into an agreement with the life insurance company sponsor of each separate account (a "participation agreement") setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Funds. In the event that WFVT offers shares of one or more Funds to a qualified pension or retirement plan, it likely will enter into a similar participation agreement. The discussion that follows reflects the terms of WFVT's current participation agreements (which do not differ materially from one another).

Shares of the Funds are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the separate accounts and the assets of each such sub-account are invested in the shares of the Fund corresponding to that sub-account. The separate accounts purchase and redeem shares of the Funds for their sub-accounts at each share's NAV without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the separate accounts transmit to WFVT any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Fund at the Fund's NAV per share calculated as of that day (i.e., the day the separate account processes contract owner transactions), although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of a proper redemption order, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners, or between the interests of owners of variable contracts issued by different insurance companies or through different separate accounts. A potential for certain conflicts exists between the interests of variable contract owners and participants in a qualified pension or retirement plan that might invest in the Funds. To the extent that such classes of investors are invested in the same Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. WFVT currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the Board of Trustees of WFVT will monitor the Funds for the existence of any irreconcilable material conflicts of interests. If such a conflict affecting owners of variable contracts is determined to exist, then each life insurance company sponsoring a separate account investing the Fund will, to the extent reasonably practicable, take such action as is necessary to remedy the conflict or eliminate the conflict as it affects owners of variable contracts it has issued. If such a conflict were to occur in connection with a Fund, one or more insurance companies might be required to withdraw the investments of one or more of its separate accounts from the Fund or to substitute shares of another mutual fund (including another Fund) for those it holds of the Fund. This might force the Fund to sell portfolio securities at a disadvantageous price.

Assuming the purchase amount is received by the VT Money Market Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00 p.m. (ET), dividends will accrue as follows:

IF A PROPER ORDER IS
  RECEIVED:           DIVIDENDS BEGIN TO ACCRUE:
VT Money Market Fund
By 3:00 p.m. (ET)     Same Business Day
After 3:00 p.m. (ET)  Next Business Day

 66 INVESTING IN THE FUNDS

IF A PROPER ORDER IS
  RECEIVED:                                   DIVIDENDS BEGIN TO ACCRUE:
Wire Redemption requests  Proceeds Wired      Dividends
  received
VT Money Market Fund
By 3:00 p.m. (ET)         Same Business Day   Not earned on day of request
After 3:00 p.m. (ET)      Next Business Day   Earned on day of request

With regard to Fund matters for which the 1940 Act requires a shareholder vote, life insurance companies sponsoring a separate account holding shares of a Fund vote such shares in accordance with instructions received from owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in a Fund's fundamental policies). In such a case, the voting is on a Fund-by-Fund basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by the insurance company sponsor of the account, for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Due to proportional voting, the disposition of a particular proposition could be determined by a small number of contract owners.

                                                       INVESTING IN THE FUNDS 67

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 68 PRICING FUND SHARES

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing excessive trading risks.However, money market Funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value (NAV), there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. Though each separate account typically either purchases or redeems shares of its corresponding Fund each day, WFVT does not consider such transactions disruptive to a Fund unless they are large in relation the Fund's size and not the random result of net variable contract owner transactions inthe separate account. However,WFVT considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on a lag in reflecting changes in the value of certain portfolio securities, and (3) other trading strategies that entail the rapid or frequent transfers of variable contract value from one sub-account of a separate account to another, to be disruptive and excessive and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each insurance company sponsor of a separate account has effective policies and procedures operating to identify and deter excessive trading by owners of its variable contracts. In addition to adopting additional procedures, WFVT may take other actions to stop excessive trading such as ceasing sales of additional shares of one or more Funds to a separateaccount through which offending contract owners are operating. In such an event, all other owners of variable contracts issued through that separate account would be disadvantaged. Because procedures adopted to deter, or actions taken to stop, excessive trading may be particular to the separate account and insurance company sponsor in question and be the subject of negotiation,WFVT may not take such action on a uniform basis for all separate accounts or insurance companies.

Excessive trading may give rise to conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurance companies that offer the Funds as investment options under their contracts.

Because WFVT and its distributor receive purchase and redemption orders through the separate accounts and do not have access to underlying transactions of variable contract owners, they must rely on the insurance company sponsor of a separate account to identify and deter particular variable contract owners engaging in excessive trading. While the insurance company sponsor of each separate account has represented to us that it has policies and procedures to identify and deter excessive trading by its variable contract owners, WVFT and its distributor do not control the insurance company sponsor's enforcement of those policies and procedures and cannot guarantee its success at identifying and deterring excessive trading. For example, owners of variable contracts (and their agents) have in the past been adept at evading "market timing" controls established by insurance companies issuing variable contracts. In addition, excessive trading is sometimes the result of variable contract value transfer activity by brokers, financial planners, or other agents of the issuing insurance company acting on behalf of more than one contract owner. In these situations, it may be particularly difficult to detect such trading. Therefore, an investment in any of the Funds is subject to the risks of excessive trading.

                                                          PRICING FUND SHARES 69

DISTRIBUTIONS
--------------------------------------------------------------------------------

Each Fund is treated separately in determining the amounts of distributions of any net investment income and realized net capital gains payable to its shareholders. A distribution is automatically reinvested on the payment date in additional Fund shares at NAV or paid in cash at the election of the Participating Insurance Company.

The VT Total Return Bond Fund and VT Money Market Fund declare distributions of any net investment income daily and make them monthly. The VT Asset Allocation, VT Equity Income and VT C&B Large Cap Value Funds declare and make distributions of any net investment income quarterly. All other Funds declare and make distributions of any net investment income annually. The Funds make any realized net capital gain distributions at least annually.

TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, and will meet certain diversification requirements applicable to mutual funds underlying variable contracts. By so qualifying, each Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of WFVT, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable contracts, see the accompanying contract prospectus or disclosure document.

 70 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Funds financial statements, is also contained in the Funds annual report, a copy of which is available upon request.

VT ASSET ALLOCATION FUND
FUND COMMENCED ON APRIL 15, 1994
For a share outstanding

                                   DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                                            $12.97           $12.51           $10.41           $12.32
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                         0.27             0.26             0.18             0.21
  Net realized and unrealized
   gain (loss) on investments                          0.37             0.86             2.10            (1.78)
                                                   --------         --------         --------         ---------
  Total from investment
   operations                                          0.64             1.12             2.28            (1.57)
                                                   --------         --------         --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.27)           (0.26)           (0.18)           (0.23)
  Distributions from net
   realized gain                                      (0.29)           (0.40)            0.00            (0.11)
                                                   --------         --------         --------         ---------
  Total distributions                                 (0.56)           (0.66)           (0.18)           (0.34)
                                                   --------         --------         --------         ---------
NET ASSET VALUE, END OF PERIOD                       $13.05           $12.97           $12.51           $10.41
                                                   ========         ========         ========         =========
 TOTAL RETURN/1/                                       4.99%            9.34%           22.09%          (12.85)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                           $309,673         $326,374         $290,723         $212,574
  Ratios to average net assets:
  Ratio of expenses to average
   net assets                                          1.00%            1.00%            1.00%            1.00%
  Ratio of net investment
   income (loss) to average net
  assets                                               2.06%            2.08%            1.64%            1.90%
  Portfolio turnover rate                                 2%               5%               7%              16%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                                         1.04%            1.02%            1.02%            1.02%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 71

VT C&B LARGE CAP VALUE FUND
FUND COMMENCED ON MAY 1, 1998
For a share outstanding

                                   DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $9.13           $8.34           $6.75            $9.02
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)                        0.07            0.14            0.12             0.10
  Net realized and unrealized
   gain (loss) on investments                         0.21            0.79            1.59            (2.27)
                                                   -------         -------         -------          -------
  Total from investment
   operations                                         0.28            0.93            1.71            (2.17)
                                                   -------         -------         -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.07)          (0.14)          (0.12)           (0.10)
  Distributions from net
   realized gains                                     0.00            0.00            0.00            (0.00)
                                                   -------         -------         -------          -------
  Total distributions                                (0.07)          (0.14)          (0.12)           (0.10)
                                                   -------         -------         -------          -------
 NET ASSET VALUE, END OF
  PERIOD                                             $9.34           $9.13           $8.34            $6.75
                                                   =======         =======         =======          =======
 TOTAL RETURN/1/                                      3.11%          11.22%          25.57%          (24.09)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                           $28,664         $30,287         $29,482          $25,124
  Ratios to average net
   assets:
  Ratio of expenses to average
   net assets                                         1.00%           1.00%           1.00%            1.00%
  Ratio of net investment
   income (loss) to average
    net assets                                        0.76%           1.58%           1.62%            1.19%
  Portfolio turnover rate                              106%             16%             20%              98%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                                        1.17%           1.19%           1.20%            1.27%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 72 FINANCIAL HIGHLIGHTS

VT DISCOVERY FUND
FUND COMMENCED ON MAY 8, 1992
For a share outstanding

                                   DEC. 31,        DEC. 31,         DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005             2004            2003             2002
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                             $14.65           $12.66           $9.08           $10.32
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)                       (0.09)           (0.13)          (0.04)           (0.01)
  Net realized and unrealized
   gain (loss) on investments                         1.09             2.12            3.62            (1.23)
                                                  --------         --------         -------         --------
  Total from investment
   operations                                         1.00             1.99            3.58            (1.24)
                                                  --------         --------         -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  0.00             0.00            0.00             0.00
  Distributions from net
   realized gain                                     (1.31)            0.00            0.00             0.00
                                                  --------         --------         -------         --------
  Total distributions                                (1.31)            0.00            0.00             0.00
                                                  --------         --------         -------         --------
 NET ASSET VALUE, END OF
  PERIOD                                            $14.34           $14.65          $12.66            $9.08
                                                  ========         ========        ========         ========
 TOTAL RETURN/1/                                      8.27%           15.72%          39.43%          (12.02)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000's)                                         $250,275          $93,048         $94,115          $84,761
  Ratios to average net
   assets:
  Ratio of expenses to
   average net assets                                 1.18%            1.19%           1.13%            1.19%
  Ratio of net investment
   income
   (loss) to average net
  assets                                             (0.76)%          (0.92)%         (0.36)%          (0.12)%
  Portfolio turnover rate                              144%             168%            293%             417%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                             1.26%            1.23%           1.24%            1.25%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the term of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's share.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 73

VT EQUITY INCOME FUND
FUND COMMENCED ON MAY 6, 1996
For a share outstanding

                                   DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,          DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005             2004             2003              2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $16.33           $14.93           $12.32           $15.52
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                         0.24             0.24             0.21             0.21
  Net realized and unrealized
  gain (loss) on investments                           0.63             1.40             2.95            (3.19)
                                                   --------         --------         --------         --------
  Total from investment
   operations                                          0.87             1.64             3.16            (2.98)
                                                   --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.24)           (0.24)           (0.21)           (0.22)
  Distributions from net
   realized gain                                       0.00             0.00            (0.34)            0.00
                                                   --------         --------         --------         --------
  Total distributions                                 (0.24)           (0.24)           (0.55)           (0.22)
                                                   --------         --------         --------         --------
 NET ASSET VALUE, END OF
  PERIOD                                             $16.96           $16.33           $14.93           $12.32
                                                   ========         ========         ========         ========
 TOTAL RETURN/1/                                       5.38%           11.08%           26.21%          (19.26)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                           $114,375         $120,138         $103,157          $78,400
  Ratios to average net
  assets:
  Ratio of expenses to
   average net assets                                  1.00%            1.00%            1.00%            1.00%
  Ratio of net investment
   income (loss) to average
   net assets                                          1.43%            1.59%            1.59%            1.46%
  Portfolio turnover rate                                23%              13%              15%              16%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                                         1.05%            1.03%            1.06%            1.09%

1 Total return calculations do not include any insurance costs and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 74 FINANCIAL HIGHLIGHTS

VT INTERNATIONAL CORE FUND
FUND COMMENCED ON JULY 3, 2000
For a share outstanding

                                   DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005            2004            2003             2002
 NET ASSET VALUE, BEGINNING OF
PERIOD                                               $8.27           $7.56           $5.77            $7.50
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income (loss)                        0.13            0.06            0.02             0.02
  Net realized and unrealized
   gain (loss) on investments                         0.64            0.67            1.79            (1.74)
                                                   -------         -------         -------          -------
  Total from investment
   operations                                         0.77            0.73            1.81            (1.72)
                                                   -------         -------         -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.16)          (0.02)          (0.02)           (0.01)
  Distributions from net
   realized gains                                    (0.22)           0.00            0.00             0.00
                                                   -------         -------         -------          -------
  Total distributions                                (0.38)          (0.02)          (0.02)           (0.01)
                                                   -------         -------         -------          -------
 NET ASSET VALUE, END OF
  PERIOD                                             $8.66           $8.27           $7.56            $5.77
                                                   =======         =======         =======          =======
 TOTAL RETURN/1/                                      9.67%           9.63%          31.46%          (22.92)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                           $39,602         $35,071         $22,033           $9,316
  Ratios to average net
   assets:
  Ratio of expenses to average
   net assets                                         1.00%           1.00%           1.00%            1.00%
  Ratio of net investment
   income (loss) to average
   net assets                                         1.61%           0.87%           0.69%            0.71%
  Portfolio turnover rate                               53%            115%             90%              54%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                                        1.41%           1.42%           1.59%            3.26%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 75

VT LARGE COMPANY CORE FUND
FUND COMMENCED ON APRIL 12, 1994
For a share outstanding

                                   DEC. 31,         DEC. 31,         DEC. 31,        DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2006             2005             2004            2003             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $13.97           $12.89          $10.43           $14.08
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                         0.08             0.00           (0.05)           (0.02)
  Net realized and unrealized
   gain (loss) on investments                         (0.39)            1.08            2.51            (3.62)
                                                   --------         --------        --------         --------
  Total from investment
   operations                                         (0.31)            1.08            2.46            (3.64)
                                                   --------         --------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  (0.08)            0.00            0.00            (0.01)
  Distributions from net
   realized gain                                       0.00             0.00            0.00             0.00
                                                   --------         --------        --------         --------
  Total distributions                                 (0.08)            0.00            0.00            (0.01)
                                                   --------         --------        --------         --------
 NET ASSET VALUE, END OF
  PERIOD                                             $13.58           $13.97          $12.89           $10.43
                                                   ========         ========        ========         ========
 TOTAL RETURN/1/                                      (2.24)%           8.38%          23.59%          (25.84)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                            $28,460          $38,055         $43,384          $42,644
  Ratios to average net
  assets:
  Ratio of expenses to average
   net assets                                          1.00%            1.00%           1.00%            1.00%
  Ratio of net investment
   income (loss) to average
   net assets                                          0.49%           (0.03)%         (0.44)%          (0.14)%
  Portfolio turnover rate                               112%              45%             58%             120%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2/                                         1.13%            1.13%           1.13%            1.14%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 76 FINANCIAL HIGHLIGHTS

VT LARGE COMPANY GROWTH FUND
FUND COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding

                                   DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,         DEC. 31,
 FOR THE PERIOD ENDED:              2006            2005             2004             2003             2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                             $8.88             $8.60           $6.81            $9.46
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                       (0.02)             0.02           (0.03)           (0.05)
  Net realized and
   unrealized gain (loss) on
   investments                                        0.53              0.26            1.82            (2.60)
                                                   -------           -------         -------          -------
  Total from investment
   operations                                         0.51              0.28            1.79            (2.65)
                                                   -------           -------         -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.02)             0.00            0.00             0.00
  Distributions from net
   realized gain                                      0.00              0.00            0.00             0.00
                                                   -------           -------         -------          -------
  Total distributions                                (0.02)             0.00            0.00             0.00
                                                   -------           -------         -------          -------
 NET ASSET VALUE, END OF
  PERIOD                                             $9.37             $8.88           $8.60            $6.81
                                                   =======           =======         =======          =======
 TOTAL RETURN/1/                                      5.70%             3.26%          26.28%          (28.01)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                         $116,003         $107,229         $96,802          $69,108
  Ratios to average net assets:
  Ratio of expenses to average
   net assets                                         1.00%             1.00%           1.00%            1.00%
  Ratio of net investment income
   (loss) to average net assets                      (0.21)%            0.18%          (0.46)%          (0.56)%
  Portfolio turnover rate                               11%               15%             10%              18%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                                        1.05%             1.05%           1.06%            1.08%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 77

VT MONEY MARKET FUND
FUND COMMENCED ON MAY 19, 1994
For a share outstanding

                                   DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
FOR THE PERIOD ENDED:               2006            2005            2004            2003            2002
NET ASSET VALUE, BEGINNING
 OF PERIOD                                           $1.00           $1.00           $1.00           $1.00
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                        0.03            0.01            0.01            0.01
  Net realized and
   unrealized gain
   (loss) on investments                              0.00            0.00            0.00            0.00
                                                   -------         -------         -------         -------
  Total from investment
   operations                                         0.03            0.01            0.01            0.01
                                                   -------         -------         -------         -------
LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.03)          (0.01)          (0.01)          (0.01)
  Distributions from net
   realized gain                                      0.00            0.00            0.00            0.00
                                                   -------         -------         -------         -------
  Total distributions                                (0.03)          (0.01)          (0.01)          (0.01)
                                                   -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD                       $1.00           $1.00           $1.00           $1.00
                                                   =======         =======         =======         =======
TOTAL RETURN/1/                                       2.55%           0.70%           0.50%           1.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                          $55,504         $58,738         $81,583         $96,274
  Ratios to average net
   assets:
  Ratio of expenses to
   average net assets                                 0.75%           0.75%           0.75%           0.72%
  Ratio of net investment
   income (loss) to average net
   assets                                             2.53%           0.68%           0.51%           1.24%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2/                                        0.82%           0.87%           0.89%           0.73%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 78 FINANCIAL HIGHLIGHTS

VT OPPORTUNITY FUND
FUND COMMENCED ON MAY 8, 1992
For a share outstanding

                                     DEC. 31,           DEC. 31,           DEC. 31,           DEC. 31,            DEC. 31,
FOR THE PERIOD ENDED:                 2005               2004               2003               2002                2001
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $22.45             $18.99             $13.87             $19.45              $23.94
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)                               (0.02)             (0.05)             (0.02)              0.01                0.04
  Net realized and
   unrealized gain
   (loss) on investments                 1.79               3.51               5.15              (5.21)              (0.94)
                                     --------           --------           --------           --------            ---------
  Total from investment
   operations                            1.77               3.46               5.13              (5.20)              (0.90)
                                     --------           --------           --------           --------            ---------
LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     0.00               0.00              (0.01)             (0.07)              (0.07)
  Distributions from net
   realized gain                         0.00               0.00               0.00              (0.31)              (3.52)
                                     --------           --------           --------           --------            ---------
  Total distributions                    0.00               0.00              (0.01)             (0.38)              (3.59)
                                     --------           --------           --------           --------            ---------
 NET ASSET VALUE, END OF PERIOD        $24.22             $22.45             $18.99             $13.87              $19.45
                                     ========           ========           ========           ========            =========
TOTAL RETURN/1/                          7.88%             18.22%             37.01%            (26.82)%             (3.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's)                         $1,004,763         $1,019,885         $1,021,895           $861,525          $1,283,453
  Ratios to average net
   assets:
  Ratio of expenses to
   average net assets                    1.11%              1.06%              1.09%              1.09%               1.10%
  Ratio of net investment
   income (loss) to average net
   assets                               (0.06)%            (0.22)%            (0.13)%             0.11%               0.36%
  Portfolio turnover rate                  41%                40%                56%                69%                 93%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2/                           1.32%              1.41%              1.40%              1.38%               1.35%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 79

VT SMALL CAP GROWTH FUND
FUND COMMENCED ON MAY 1, 1995
For a share outstanding

                                   DEC. 31,        DEC. 31,         DEC. 31,         DEC. 31,          DEC. 31,
FOR THE PERIOD ENDED:              2006            2005             2004             2003              2002
NET ASSET VALUE, BEGINNING
 OF PERIOD                                           $7.85            $6.90            $4.85             $7.85
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                       (0.08)           (0.06)           (0.04)            (0.04)
  Net realized and
   unrealized gain
   (loss) on investments                              0.57             1.01             2.09             (2.96)
                                                   -------          -------          -------           -------
  Total from investment
   operations                                         0.49             0.95             2.05             (3.00)
                                                   -------          -------          -------           -------
LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                  0.00             0.00             0.00              0.00
  Distributions from net
   realized gain                                      0.00             0.00             0.00              0.00
                                                   -------          -------          -------           -------
  Total distributions                                 0.00             0.00             0.00              0.00
                                                   -------          -------          -------           -------
 NET ASSET VALUE, END OF PERIOD                      $8.34            $7.85            $6.90             $4.85
                                                   =======          =======          =======           =======
TOTAL RETURN/1/                                       6.24%           13.77%           42.27%           (38.22)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                         $167,033         $180,230         $138,151           $68,349
  Ratios to average net
   assets:
  Ratio of expenses to
   average net assets                                 1.20%            1.20%            1.20%             1.20%
  Ratio of net investment
   income (loss) to average net
   assets                                            (0.99)%          (0.91)%          (0.91)%           (0.92)%
  Portfolio turnover rate                              128%             175%             191%              243%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/2/                                        1.24%            1.24%            1.25%             1.32%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 80 FINANCIAL HIGHLIGHTS

VT SMALL/MID CAP VALUE FUND/1/
FUND COMMENCED ON OCTOBER 10, 1997
For a share outstanding

                                   DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,         DEC. 31,
FOR THE PERIOD ENDED:               2006            2005            2004            2003             2002
NET ASSET VALUE, BEGINNING
 OF PERIOD                                          $11.77          $10.08           $7.29           $10.19
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                       (0.06)          (0.03)          (0.00)            0.01
  Net realized and
   unrealized gain (loss)
   on investments                                     2.00            1.72            2.80            (2.36)
                                                  --------        --------         -------         --------
  Total from investment
   operations                                         1.94            1.69            2.80            (2.35)
                                                  --------        --------         -------         --------
LESS DISTRIBUTIONS:
 Distributions from net
  investment income                                  (0.05)           0.00           (0.01)           (0.04)
 Distributions from net
  realized gain                                       0.00            0.00            0.00            (0.51)
                                                  --------        --------         -------         --------
 Total distributions                                 (0.05)           0.00           (0.01)           (0.55)
                                                  --------        --------         -------         --------
 NET ASSET VALUE, END OF PERIOD                     $13.66          $11.77          $10.08            $7.29
                                                  ========        ========        ========         ========
TOTAL RETURN/2/                                      16.50%          16.77%          38.39%          (23.16)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000's)                                         $23,889         $25,989         $27,713          $24,045
  Ratios to average net
   assets:
  Ratio of expenses to
   average net assets                                 1.15%           1.12%           1.13%            1.18%
  Ratio of net investment
   income (loss) to average net
   assets                                            (0.49)%         (0.29)%         (0.07)%           0.08%
  Portfolio turnover rate                              112%             72%             71%              70%
  Ratio of expenses to
   average net assets prior to
   waived fees and reimbursed
   expenses/3/                                        1.48%           1.49%           1.61%            1.42%

1 The Fund, formerly named the Multi Cap Value Fund, changed its name in 2006.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 81

VT TOTAL RETURN BOND FUND
FUND COMMENCED ON SEPTEMBER 20, 1999
For a share outstanding

                                   DEC. 31,         DEC. 31,          DEC. 31,        DEC. 31,        DEC. 31,
FOR THE PERIOD ENDED:               2006             2005              2004            2003            2002
NET ASSET VALUE, BEGINNING
 OF PERIOD                                          $10.08             $10.66          $10.38          $10.24
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)                        0.36               0.34            0.45            0.61
  Net realized and
   unrealized gain
   (loss) on investments                             (0.17)              0.10            0.41            0.16
                                                  --------           --------        --------        --------
  Total from investment
   operations                                         0.19               0.44            0.86            0.77
                                                  --------           --------        --------        --------
LESS DISTRIBUTIONS:
  Distributions from net
   investment income                                 (0.37)             (0.34)          (0.45)          (0.61)
  Distributions from net
   realized gains                                    (0.04)             (0.68)          (0.13)          (0.02)
                                                  --------           --------        --------        --------
  Total distributions                                (0.41)             (1.02)          (0.58)          (0.63)
                                                  --------           --------        --------        --------
NET ASSET VALUE, END OF PERIOD                       $9.86             $10.08          $10.66          $10.38
                                                  ========           ========        ========        ========
TOTAL RETURN/1/                                       1.90%              4.39%           8.40%           7.75%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                           $85,445            $76,683         $70,988         $68,499
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                                 0.90%              0.90%           0.90%           0.90%
  Ratio of net investment
   income (loss) to average net
   assets                                             3.58%              3.34%           4.17%           5.97%
  Portfolio turnover rate                              714%/3/            773%            619%             82%
  Ratio of expenses to
   average net assets prior
   to waived fees and reimbursed
   expenses/2/                                        0.96%              0.96%           0.97%           1.02%

1 Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Portfolio turnover ratio excluding TBAs is 414%.

 82 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section 100 "F" Street, NE Washington, DC 20549-0102 publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                   {RHEO P CODE}
                                                                    {PIECE CODE}
                                                          ICA Reg. No. 811-09253
(Copyright) 2007 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007

                           WELLS FARGO VARIABLE TRUST
                            Telephone: 1-800-222-8222

                 WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND
                WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND
                   WELLS FARGO ADVANTAGE VT DISCOVERY FUND/SM/
                   WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND
                WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND
                WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND
               WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND
                   WELLS FARGO ADVANTAGE VT MONEY MARKET FUND
                  WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND/SM/
                 WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
                WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND
                 WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

     Wells Fargo Variable Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated May 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended December 31, 2006, are hereby incorporated by reference to the Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              21
 Trustees and Officers                                                  21
 Investment Adviser                                                     24
 Investment Sub-Advisers                                                27
 Portfolio Managers                                                     28
 Administrator                                                          34
 Distributor                                                            35
DISTRIBUTION FEES                                                       35
 Custodian                                                              36
 Fund Accountant                                                        36
 Transfer and Distribution Disbursing Agent                             37
 Code of Ethics                                                         37
DETERMINATION OF NET ASSET VALUE                                        37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          38
PORTFOLIO TRANSACTIONS                                                  40
FUND EXPENSES                                                           42
FEDERAL INCOME TAXES                                                    43
PROXY VOTING POLICIES AND PROCEDURES                                    50
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       51
Capital Stock                                                           52
OTHER INFORMATION                                                       58
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           58
FINANCIAL INFORMATION                                                   58
APPENDIX                                                               A-1

                           HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Select Funds ("Norwest"), the Board of Trustees of Life & Annuity Trust ("Annuity Trust") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Annuity Trust portfolios to certain Funds of the Trust (the "Reorganization"). Prior to September 17, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The Funds described in this SAI were created either as part of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Annuity Trust, Norwest Advantage and Strong Funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE VT FUNDS                       PREDECESSOR FUNDS
---------------------------------------------------- ------------------------------------------
Wells Fargo Advantage VT Asset Allocation Fund       Annuity Trust Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund    Annuity Trust Equity Value Fund
Wells Fargo Advantage VT Discovery Fund              Strong Discovery Fund II
Wells Fargo Advantage VT Equity Income Fund          Norwest Advantage Income Equity Fund
Wells Fargo Advantage VT International Core Fund     N/A
Wells Fargo Advantage VT Large Company Core Fund     Annuity Trust Growth Fund
Wells Fargo Advantage VT Large Company Growth Fund   N/A
Wells Fargo Advantage VT Money Market Fund           Annuity Trust Money Market Fund
Wells Fargo Advantage VT Opportunity Fund            Strong Opportunity Fund II
Wells Fargo Advantage VT Small Cap Growth Fund       Norwest Advantage Small Company Stock Fund
Wells Fargo Advantage VT Small/Mid Cap Value Fund    Strong Multi Cap Value Fund II
Wells Fargo Advantage VT Total Return Bond Fund      N/A

     The VT ASSET ALLOCATION FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

     The VT C&B LARGE CAP VALUE FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998. The C&B Large Cap Value Fund changed its name from the Equity Value Fund to the C&B Large Cap Value Fund effective April 11, 2005.

     The VT DISCOVERY FUND commenced operations on April 11, 2005, as successor to the Strong Discovery Fund II. The predecessor Strong Discovery Fund II commenced operations on May 8, 1992.

     The VT EQUITY INCOME FUND commenced operations on September 20, 1999, as successor to the Norwest Advantage Income Equity Fund. The predecessor Norwest Advatange Income Equity Fund commenced operations on May 6, 1996.

     The VT INTERNATIONAL CORE FUND commenced operations on July 3, 2000. The International Core Fund changed its name from the International Equity Fund to the International Core Fund effective April 11, 2005.

     The VT LARGE COMPANY CORE FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994. The Large Company Core Fund changed its name from the Growth Fund to the Large Company Core Fund effective April 11, 2005.

     The VT LARGE COMPANY GROWTH FUND commenced operations on September 20,
1999.

     The VT MONEY MARKET FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

     The VT OPPORTUNITY FUND commenced operations on April 11, 2005, as the successor to the Strong Opportunity Fund II. The predecessor Strong Opportunity Fund II commenced operations on May 8, 1992.

     The VT SMALL CAP GROWTH FUND commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Advantage Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

     The VT SMALL/MID CAP VALUE FUND (formerly named the Multi Cap Value Fund) commenced operations on April 11, 2005, as the successor to the Strong Multi Cap Value Fund II. The predecessor Strong Multi Cap Value Fund II commenced operations on December 10, 1997. The Small/Mid Cap value Fund changed its name from the Mid Cap Value Fund to the Small/Mid Cap Value Fund effective May 1, 2006.

     The VT TOTAL RETURN BOND FUND commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% , except the VT Money Market Fund may not invest or hold more than 10%, of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund, except the Money Market Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and
(iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     (5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (9) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (10) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

              PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse from the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying the securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectus(es), CDOs carry additional risks including, but not limited to the possibility that (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligation" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     The VT Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Inflation-Protected Debt Securities
------------------------------------

     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBSS"). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBSs developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the

Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Stripped Securities
--------------------

     The VT Total Return Bond Fund is limited to investing up to 10% of its total assets in stripped mortgage-backed securities. Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations
---------------------------

     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
----------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. Because these securities do not pay current cash income, the market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey and Venezuela. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% , except the VT Money Market Fund may not invest or hold more than 10%, of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Each Fund, except the VT Money Market Fund, may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

     The VT International Core Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such puchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                    POSITION HELD                                                                  OTHER PUBLIC
                         WITH                                                                       COMPANY OR
                     REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND         LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS               SERVICE/1/                         DURING PAST 5 YEARS                       DIRECTORSHIPS
---------------    ---------------    --------------------------------------------------------    --------------
                                                 INDEPENDENT TRUSTEES
Thomas S. Goho, 64 Trustee,           Trustee of the WELLS FARGO ADVANTAGE FUNDS since 1987.            N/A
                   since 1987         Wake Forest University, Calloway School of Business and
                                      Accountancy, the Thomas Goho Chair of Finance since
                                      January 2006. Associate Professor of Finance from
                                      1999-2005.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Peter G. Gordon, 64     Trustee, since     Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        1998; (Chairman,   Company and President of Crystal Geyser Roxane Water
                        since              Company.
                        2001).
Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 54     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 55    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 62     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003.
A. Erdem Cimen, 33      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Fargo Bank, N.A. Auto Finance Group in 2004.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 45      Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2004 and Compliance Officer of
                        Officer, since     Wells Fargo Funds Management, LLC from 1999 to 2002. In
                        2004               2002, Ms. Peters left Wells Fargo Funds Management, LLC
                                           to pursue personal goals.

----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2 BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met three during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer and the Chairperson of the Audit Committee received an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended December 31, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                               FISCAL YEAR ENDED
                               December 31, 2006

                             INTERESTED
                              TRUSTEE                                   INDEPENDENT TRUSTEES
                             J. TUCKER     THOMAS S.     PETER G.     RICHARD M.      OLIVIA      TIMOTHY J.     DONALD C.
FUND                           MORSE          GOHO        GORDON         LEACH       MITCHELL        PENNY        WILLEKE
VT Asset Allocation          $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT C&B Large Cap Value       $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Discovery                 $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Equity Income             $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT International Core        $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Large Company Core        $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Large Company Growth      $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Money Market              $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Opportunity               $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Small Cap Growth          $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Small/Mid Cap Value       $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
VT Total Return Bond         $  1,169      $  1,254      $  1,408      $  1,158      $  1,169      $  1,169      $  1,169
TOTAL COMPENSATION FROM      $166,000      $178,000      $200,000      $164,500      $166,000      $166,000      $166,000
THE FUND COMPLEX/1/

----------
/1/ Includes Trustee compensation received by other funds within the entire Fund Complex as of the Fund's fiscal year end (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

            Beneficial Equity Ownership in the Funds and Fund Complex
                      Calendar Year Ended December 31, 2006

                            INTERESTED
                            TRUSTEE                                     INDEPENDENT TRUSTEES
                            J. TUCKER      THOMAS S.     PETER G.         RICHARD M.     OLIVIA         TIMOTHY J.     DONALD C.
FUND                        MORSE          GOHO          GORDON           LEACH          MITCHELL       PENNY          WILLEKE
VT Asset Allocation         $0             $0            $0               $0             $0             $0             $0
VT C&B Large Cap Value      $0             $0            $0               $0             $0             $0             $0
VT Discovery                $0             $0            $0               $0             $0             $0             $0
VT Equity Income            $0             $0            $0               $0             $0             $0             $0
VT International Core       $0             $0            $0               $0             $0             $0             $0
VT Large Company Core       $0             $0            $0               $0             $0             $0             $0
VT Large Company Growth     $0             $0            $0               $0             $0             $0             $0
VT Money Market             $0             $0            $0               $0             $0             $0             $0
VT Opportunity              $0             $0            $0               $0             $0             $0             $0
VT Small Cap Growth         $0             $0            $0               $0             $0             $0             $0
VT Small/Mid Cap Value      $0             $0            $0               $0             $0             $0             $0
VT Total Return Bond        $0             $0            $0               $0             $0             $0             $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                  over $100,000  over $100,000 over $100,000    over $100,000  over $100,000  over $100,000  over $100,000


----------
/1/ Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

FUND                                             FEE
 VT Asset Allocation Fund           First 500 M            0.55%
                                     Next 500M             0.50%
                                      Next 2B              0.45%
                                      Next 2B             0.425%
                                      Over 5B              0.40%
 VT C&B Large Cap Value Fund         First 500M            0.55%
                                     Next 500M             0.50%
                                      Next 2B              0.45%
                                      Next 2B             0.425%
                                      Over 5B              0.40%
 VT Discovery Fund                   First 500M            0.75%
                                     Next 500M             0.70%
                                      Next 2B              0.65%
                                      Next 2B             0.625%
                                      Over 5B              0.60%

FUND                                              FEE
 VT Equity Income Fund               First 500 M           0.55%
                                      Next 500M            0.50%
                                       Next 2B             0.45%
                                       Next 2B            0.425%
                                       Over 5B             0.40%
 VT International Core Fund          First 500 M           0.75%
                                      Next 500M            0.70%
                                       Next 2B             0.65%
                                       Next 2B            0.625%
                                       Over 5B             0.60%
 VT Large Company Core Fund          First 500 M           0.55%
                                      Next 500M            0.50%
                                       Next 2B             0.45%
                                       Next 2B            0.425%
                                       Over 5B             0.40%
 VT Large Company Growth Fund        First 500 M           0.55%
                                      Next 500M            0.50%
                                       Next 2B             0.45%
                                       Next 2B            0.425%
                                       Over 5B             0.40%
 VT Money Market Fund                First 500 M           0.30%
                                      Next 500M            0.30%
                                       Next 2B            0.275%
                                       Next 2B            0.275%
                                       Over 5B            0.250%
 VT Opportunity Fund                 First 500 M           0.75%
                                      Next 500M            0.70%
                                       Next 2B             0.65%
                                       Next 2B            0.625%
                                       Over 5B             0.60%
 VT Small Cap Growth Fund            First 500 M           0.75%
                                      Next 500M            0.70%
                                       Next 2B             0.65%
                                       Next 2B            0.625%
                                       Over 5B             0.60%
 VT Small/Mid Cap Value Fund         First 500 M           0.75%
                                      Next 500M            0.70%
                                       Next 2B             0.65%
                                       Next 2B            0.625%
                                       Over 5B             0.60%
 VT Total Return Bond Fund           First 500 M           0.45%
                                      Next 500M            0.40%
                                       Next 2B             0.35%
                                       Next 2B            0.325%
                                       Over 5B             0.30%

     For the fiscal year ends indicated below, the Funds listed below paid the following advisory fees and the investment adviser waived the indicated fees:

                             YEAR ENDED                  YEAR ENDED                    YEAR ENDED
FUND                          12/31/06                    12/31/05                      12/31/04
                          FEES                      FEES                             FEES
FEES PAID                WAIVED   FEES PAID        WAIVED          FEES PAID        WAIVED     FEES PAID
VT Asset Allocation         $         $      $ 1,617,449       $   123,330       $1,642,548    $ 55,349
VT C&B Large Cap            $         $      $   111,956       $    48,267       $  109,524    $ 56,494
Value
VT Discovery*               $         $      $ 1,161,672 *     $   141,620 *              -           -
VT Equity Income            $         $      $   591,070       $    57,920       $  578,396    $ 37,664
VT Large Company            $         $      $   134,891       $    41,575       $  170,086    $ 52,047
Core
VT International Core       $         $      $   128,237       $   128,237       $   94,268    $118,006
VT Large Company            $         $      $   527,267       $    53,661       $  505,026    $ 54,916
Growth
VT Money Market             $         $      $   129,167       $    41,851       $  159,897    $ 77,937
VT Opportunity*             $         $      $ 5,629,332*      $ 1,169,918*               -           -
VT Small Cap Growth         $         $      $ 1,181,809       $    66,297       $1,138,352    $ 50,394
VT Small/Mid Cap            $         $      $   112,053*      $    58,115*               -           -
Value*
VT Total Return Bond        $         $      $   317,656       $    47,696       $  288,022    $ 43,289

----------
*    Figures for these Funds are for the period April 11, 2005 - December 31,
     2005.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM served as the investment adviser to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 10, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                                  ANNUAL RATE
                                                                (AS A PERCENTAGE
FUND                               AVERAGE DAILY NETASSETS       OF NET ASSETS)
 VT Discovery Fund                           N/A                      1.00%
 VT Small/Mid Cap Value Fund                 0-4B                     0.75%
 VT Opportunity Fund                         4-6B                    0.725%
                                             >6B                      0.70%

     The table below shows the advisory fees paid by the predecessor portfolios of these Funds. For the periods indicated below, the predecessor portfolios paid the following advisory fees to the respective adviser referenced below.

                                        1/1-4/10/05                         YEAR ENDED
FUND                                 FUNDS MANAGEMENT                     12/31/04 - SCM
                                                     FEES                                FEES
                                FEES PAID           WAIVED           FEES PAID          WAIVED
VT Discovery                   $  316,963         $  12,039         $  881,051         $ 17,548
VT Small/Mid Cap Value         $   21,366         $  21,366         $  183,799         $  4,844
VT Opportunity                 $1,001,187         $1,00,187         $7,883,747         $216,769

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Cooke & Bieler, L.P. ("C&B"), Matrix Asset Advisors, Inc. ("Matrix"), New Star Institutional Managers Limited ("New Star"), Peregrine Capital Management, Inc. ("Peregrine"), an affiliate of Funds Management, and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine and Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND                             SUB-ADVISER             SUB-ADVISORY FEES
 VT Asset                      Wells Capital          First 100M          0.15%
 Allocation Fund                 Management             Next100M         0.125%
                                                       Over 200M          0.10%
 VT C&B                             C&B               First 250M          0.45%
 Large Cap Value Fund                                  Next 250M          0.40%
                                                       Next 250M          0.35%
                                                       Over 750M          0.30%
 VT                            Wells Capital          First 100M          0.45%
 Discovery Fund                  Management            Next 100M          0.40%
                                                       Over 200M          0.35%
 VT Equity                     Wells Capital          First 100M          0.35%
 Income Fund                     Management            Next 100M          0.30%
                                                       Next 300M          0.20%
                                                       Over 500M          0.15%
 VT International                 New Star             First 50M          0.35%
 Core Fund                                             Next 500M          0.29%
                                                       Over 550M          0.20%
 VT Large Company                  Matrix              First 50M          0.20%
 Core Fund                                              Over 50M          0.16%
 VT Large Company                Peregrine             First 25M          0.75%
 Growth Fund                                            Next 25M          0.60%
                                                       Next 225M          0.50%
                                                       Over 275M          0.30%
 VT Money Market Fund          Wells Capital            First 1B          0.05%
                                 Management              Next 2B          0.03%
                                                         Next 3B          0.02%
                                                         Over 6B          0.01%
 VT Opportunity Fund           Wells Capital          First 100M          0.45%
                                 Management            Next 100M          0.40%
                                                       Over 200M          0.30%
 VT Small Cap Growth           Wells Capital          First 100M          0.55%
                                 Management            Next 100M          0.50%
                                                       Over 200M          0.40%
 VT Small/Mid Cap Value        Wells Capital          First 100M          0.45%
                                 Management            Next 100M          0.40%
                                                       Over 200M          0.35%

FUND                             SUB-ADVISER             SUB-ADVISORY FEES
 VT Total Return Bond          Wells Capital          First 100M          0.20%
                                 Management            Next 200M         0.175%
                                                       Next 200M          0.15%
                                                       Over 500M          0.10%

     Former Strong Funds. As discussed in the "Historical Fund Information" section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.

FUND                                  SUB-ADVISER                    FEE
 VT Discovery Fund             Wells Capital          First 200M          0.35%
 VT Small/Mid Cap Value Fund     Management            Over 200M          0.30%
 VT Opportunity Fund

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     General. Each Fund's Sub-Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Trust's Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Advisers.

Unaffiliated Sub-Advisers
-------------------------

     Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund listed below to the respective unaffiliated sub-adviser for the last three fiscal years.

                                YEAR ENDED 12/31/06             YEAR ENDED 12/31/05               YEAR ENDED 12/31/04
                                                FEES                             FEES                              FEES
FUND AND SUB-ADVISER          FEES PAID        WAIVED        FEES PAID          WAIVED         FEES PAID          WAIVED
COOKE & BIELER
VT C&B Large Cap                  $               $          $104,407         $      0         $      0         $      0
Value Fund
NEW STAR
VT International Core             $               $          $ 10,712         $      0         $ 32,858         $      0
Fund
MATRIX
VT Large Company                  $               $          $ 80,577         $      0         $      0         $      0
Core Fund
PEREGRINE
VT Large Company                  $               $          $620,088         $272,806         $597,128         $289,086
Growth Fund

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of December 31, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers (except for the Money Market Fund) manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                           SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------------ --------------------------  ---------------------------
VT Asset Allocation Fund       Wells Capital Management    Galen G. Blomster, CFA
                                                           Jeffrey P. Mellas
                                                           Gregory T. Genung, CFA
VT C&B Large Cap Value Fund    C&B                         Kermit S. Eck, CFA
                                                           Daren C. Heitman, CFA
                                                           Michael M. Meyer, CFA
                                                           James R. Norris
                                                           Edward W. O'Connor, CFA
                                                           R. James O'Neil, CFA
                                                           Mehul Trivedi, CFA
VT Discovery Fund              Wells Capital Management    James M. Leach, CFA
                                                           Thomas J. Pence, CFA
VT Equity Income Fund          Wells Capital Management    Gary J. Dunn, CFA
                                                           Robert M. Thornburg
VT International Core Fund     New Star                    Mark Beale Brian
                                                           Coffey Richard Lewis
VT Large Company Core Fund     Matrix                      David A. Katz, CFA
VT Large Company Growth Fund   Peregrine                   John S. Dale, CFA
                                                           Gary E. Nussbaum, CFA
VT Opportunity Fund            Wells Capital Management    Ann M. Miletti
                                                           Richard T. Weiss
VT Small Cap Growth Fund       Wells Capital Management    Jerome "Cam" Philpott, CFA
                                                           Stuart Roberts
VT Small/Mid Cap Value Fund    Wells Capital Management    I. Charles Rinaldi
VT Total Return Bond Fund      Wells Capital Management    Thomas O'Connor, CFA
                                                           William C. Stevens

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                REGISTERED          OTHER POOLED       OTHER ACCOUNTS
PORTFOLIO MANAGER*         INVESTMENT COMPANIES INVESTMENT VEHICLES        MANAGED
                             NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                               OF       ASSETS      OF       ASSETS      OF      ASSETS
                            ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
C&B
 Kermit S. Eck, CFA                   $                    $                    $
 Daren C. Heitman, CFA                $                    $                    $
 Michael M. Meyer, CFA                $                    $                    $
 James R. Norris                      $                    $                    $
 Edward W. O'Connor, CFA              $                    $                    $
 R. James O'Neil, CFA                 $                    $                    $
 Mehul Trivedi, CFA                   $                    $                    $
MATRIX
 David A. Katz, CFA                   $                    $                    $
NEW STAR
 Mark Beale                           $                    $                    $
 Brian Coffey                         $                    $                    $
 Richard Lewis                        $                    $                    $

                                   REGISTERED          OTHER POOLED       OTHER ACCOUNTS
PORTFOLIO MANAGER*            INVESTMENT COMPANIES INVESTMENT VEHICLES        MANAGED
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                  OF       ASSETS      OF       ASSETS      OF      ASSETS
                               ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
PEREGRINE
 John S. Dale, CFA                       $                    $                    $
 Gary E. Nussbaum, CFA                   $                    $                    $
WELLS CAPITAL MANAGEMENT
 Galen G. Blomster, CFA                  $                    $                    $
 Gary J. Dunn, CFA                       $                    $                    $
 Gregory T. Genung, CFA                  $                    $                    $
 James M. Leach, CFA                     $                    $                    $
 Jeffrey P. Mellas                       $                    $                    $
 Ann M. Miletti                          $                    $                    $
 Thomas O'Connor, CFA                    $                    $                    $
 Thomas J. Pence, CFA                    $                    $                    $
 Jerome "Cam" Philpott, CFA              $                    $                    $
 Stuart Roberts                          $                    $                    $
 I. Charles Rinaldi                      $                    $                    $
 William C. Stevens                      $                    $                    $
 Robert M. Thornburg                     $                    $                    $
 Richard T. Weiss                        $                    $                    $

----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                            REGISTERED INVESTMENT                 OTHER POOLED                OTHER ACCOUNTS
PORTFOLIO MANAGER*                COMPANIES                   INVESTMENT VEHICLES                MANAGED
                                    NUMBER           TOTAL           NUMBER          TOTAL        NUMBER       TOTAL
                                      OF             ASSETS            OF            ASSETS         OF        ASSETS
                                   ACCOUNTS         MANAGED         ACCOUNTS        MANAGED      ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA                                $                               $                         $
 Daren C. Heitman, CFA                             $                               $                         $
 Michael M. Meyer, CFA                             $                               $                         $
 James R. Norris                                   $                               $                         $
 Edward W. O'Connor, CFA                           $                               $                         $
 R. James O'Neil, CFA                              $                               $                         $
 Mehul Trivedi, CFA                                $                               $                         $
MATRIX
 David A. Katz, CFA                                $                               $                         $
NEW STAR
 Mark Beale                                        $                               $                         $
 Brian Coffey                                      $                               $                         $
 Richard Lewis                                     $                               $                         $
PEREGRINE
 John S. Dale, CFA                                 $                               $                         $
 Gary E. Nussbaum, CFA                             $                               $                         $
WELLS CAPITAL MANAGEMENT
 Galen G. Blomster, CFA                            $                               $                         $

                               REGISTERED INVESTMENT                OTHER POOLED                OTHER ACCOUNTS
PORTFOLIO MANAGER*                   COMPANIES                  INVESTMENT VEHICLES                 MANAGED
                                      NUMBER           TOTAL           NUMBER          TOTAL        NUMBER        TOTAL
                                        OF             ASSETS            OF            ASSETS         OF         ASSETS
                                     ACCOUNTS         MANAGED         ACCOUNTS        MANAGED      ACCOUNTS      MANAGED
 Gary J. Dunn, CFA                                   $                               $                          $
 Gregory T. Genung, CFA                              $                               $                          $
 James M. Leach, CFA                                 $                               $                          $
 Jeffrey P. Mellas                                   $                               $                          $
 Ann M. Miletti                                      $                               $                          $
 Thomas O'Connor, CFA                                $                               $                          $
 Thomas J. Pence, CFA                                $                               $                          $
 Jerome "Cam" Philpott, CFA                          $                               $                          $
 Stuart Roberts                                      $                               $                          $
 I. Charles Rinaldi                                  $                               $                          $
 William C. Stevens                                  $                               $                          $
 Robert M. Thornburg                                 $                               $                          $
 Richard T. Weiss                                    $                               $                          $

----------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     MATRIX. Matrix focuses solely on a large cap value strategy for all accounts and does not anticipate any conflicts of interest arising between the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. Matrix maintains and follows the "MAA Client Trading Policy and Procedures" outlining the method of sequencing trade orders among clients, including Funds. All orders are aggregated to the extent feasible with the intent to achieve net best execution. The exception to this would be those accounts with directed brokerage. In general no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. MAA makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest.Employee trading is governed by both Matrix's Code of Ethics and Employee Trading Policy and Procedures. Employees are prohibited from buying or selling individual securities on the same day of the firm's purchase or sale of the same security for any client, except in the case an employee has designated Matrix as their investment advisor and is thereby a client of the firm traded with other client accounts according to client trading policies and procedures. As MAA manages separate client accounts, a hedge fund and advises and sub-advises mutual funds and closed end funds, we are cognizant of the issues involved with managing and trading these different accounts. We have safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

     NEW STAR. In the case of New Star, none of the Portfolio Managers have experienced any material conflicts with their management of the Funds in relationship with their management of the other accounts or registered investment companies as a result of the procedures in place designed to ensure that all clients are treated fairly and equitably over time.

     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Adviser or Sub-Adviser (as the case may be) from the advisory fees using the following compensation structures:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     MATRIX COMPENSATION. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

     NEW STAR COMPENSATION. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.

     PEREGRINE COMPENSATION: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER        BENCHMARK                               LENGTH OF TIME
------------------------ --------------------------------------  -------------------------
Galen G. Blomster, CFA   Tactical Equity Allocation Composite    One Calendar Year Period
                         Benchmark*
Gary J. Dunn, CFA        Russell 1000 Value Index                One Calendar Year Period
                         Lipper Equity Income Funds Average

                             S&P 500 Index
                             S&P 500/Citigroup Pure Value Index
Gregory T. Genung, CFA       S&P 600 Index                          One Calendar Year Period
James M. Leach, CFA          Russell 2000 Index                     One Calendar Year Period
                             Russell 2500 Growth Index
Jeffrey P. Mellas            S&P 500 Index                          One Calendar Year Period
                             Lehman Brothers 20+ U.S. Treasury
                             Index
Ann M. Miletti               Russell Midcap Index                   One Calendar Year Period
Thomas M. O'Connor, CFA      Lehman Brothers U.S. Aggregate Bond    One Calendar Year Period
                             Index
                             Lehman Brothers 1-3 Year
                             U.S. Government Index
Thomas J. Pence, CFA         Russell Midcap Growth Index            One Calendar Year Period
                             Russell 2500 Growth Index
                             Russell 1000 Growth Index
Jerome "Cam" Philpott, CFA   Russell 2000 Growth Index              One Calendar Year Period
Stuart Roberts               Russell 2000 Growth Index              One Calendar Year Period
I. Charles Rinaldi           Russell 2500 Value Index               One Calendar Year Period
William C. Stevens           Lehman Brothers U.S. Aggregate Bond    One Calendar Year Period
                             Index
                             Lehman Brothers 1-3 Year
                             U.S. Government Index
Robert M. Thornburg          Russell 1000 Value Index               One Calendar Year Period
                             Lipper Equity Income Funds Average
Richard T. Weiss             Russell Midcap Index                   One Calendar Year Period

----------
* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.

     BENEFICIAL OWNERSHIP IN THE FUNDS. None of the Portfolio Managers beneficially owned any of the Funds' equity securities.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                            FEE                        FEE
                      PRIOR TO 8/1/04            EFFECTIVE 8/1/04
 Single Class        0.16%                  First 5B            0.16%
                                             Next 5B            0.15%
                                            Over 10B            0.14%

     ADMINISTRATIVE FEES PAID. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

                            YEAR ENDED    YEAR ENDED    YEAR ENDED
FUND                         12/31/06      12/31/05      12/31/04
 VT Asset Allocation       $             $   506,408   $493,933
 VT C&B Large Cap Value    $             $    46,610   $ 48,296
 VT Discovery*             $             $   275,467*   See below
 VT Equity Income          $             $   188,797   $179,217
 VT International Core     $             $    60,123   $ 45,285
 VT Large Company Core     $             $    51,355   $ 64,620
 VT Large Company Growth   $             $   168,997   $162,892
 VT Money Market           $             $    91,210   $105,633
 VT Opportunity*           $             $ 1,182,598*   See below
 VT Small Cap Growth       $             $   266,262   $253,599
 VT Small/Mid Cap Value*   $             $    27,298*   See below
 VT Total Return Bond      $             $   129,903   $117,799

----------
*    Figures for these Funds are for the period April 11, 2005 - December 31,
     2005.

     FORMER STRONG FUNDS. As discussed in the "Historical Fund Information" section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio's average daily net assets attributable to each class of shares. The table below shows the administrative fees paid by the predecessor portfolios to SIS and the respective amounts waived by SIS based on the fee rates described.

                                              1/1/05-                          YEAR ENDED
FUND                                          4/10/05                           12/31/04
                                                         FEES                              FEES
                                      FEES PAID         WAIVED        FEES PAID           WAIVED
 VT Discovery Fund                   $   52,832           $0              N/A*              N/A*
 VT Opportunity Fund                 $1,890,570           $0          $255,091         $2,985,116
 VT Small/Mid Cap Value Fund         $   37,217           $0          $    701         $   74,756

----------
* The predecessor portfolio of the VT Discovery Fund did not pay administrative fees.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                                DISTRIBUTION FEES
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, THE FUNDS LISTED BELOW PAID TO THE
             DISTRIBUTOR, PURSUANT TO THE PLAN, THE FOLLOWING FEES
                       FOR DISTRIBUTION-RELATED EXPENSES:

                                                                    ADVERTISING
                                                  PRINTING &         MARKETING        UNDERWRITERS        BROKER/DEALER
                                     TOTAL          MAILING          BROCHURES        COMPENSATION        COMPENSATION
  VT Asset Allocation Fund             $               $                 $                  $                   $
  VT C&B Large Cap Value               $               $                 $                  $                   $
 Fund
  VT Discovery Fund                    $               $                 $                  $                   $
  VT Equity Income                     $               $                 $                  $                   $
  VT International Core Fund           $               $                 $                  $                   $
  VT Large Company Core                $               $                 $                  $                   $
 Fund
  VT Large Company                     $               $                 $                  $                   $
 Growth Fund
  VT Money Market Fund                 $               $                 $                  $                   $
  VT Opportunity Fund                  $               $                 $                  $                   $

                                                                    ADVERTISING
                                                  PRINTING &         MARKETING        UNDERWRITERS        BROKER/DEALER
                                     TOTAL          MAILING          BROCHURES        COMPENSATION        COMPENSATION
  VT Small Cap Growth                  $               $                 $                  $                   $
 Fund
  VT Small/Mid Cap Value               $               $                 $                  $                   $
 Fund
  VT Total Return Bond                 $               $                 $                  $                   $
 Fund

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund, except for the VT International Core Fund, for which Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX
DAILY NET ASSETS (EXCLUDING THE WELLS FARGO         ANNUAL ASSET-
MASTER TRUST PORTFOLIO ASSETS)                       BASED FEES
       First $85B                                       0.0051%
       Over $85B                                        0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund . PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Wells Fargo Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions.
--------------------------

     Effective April 11, 2005, the Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Previously, Stephens served as the principal underwriter distributing securities of the VT Asset Allocation, C&B Large Cap Value, Equity Income, International Core, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds on a continuous basis. Stephens did not receive commissions for providing underwriting services to the Trust. During the past three fiscal years, neither Stephens nor the Distributor, as appropriate, received any commissions for providing underwriting services to the Trust.

     Former Strong Funds Prior to April 11, 2005, Strong Investments, Inc.
     -------------------
("SII") served as the principal underwriter for the predecessor portfolios of the Discovery, Small/Mid Cap Value and Opportunity Funds. Only the predecessor portfolio to the Opportunity Fund, which offered Advisor Class shares, paid an annual 12b-1 fee to SII. From January 1, 2005 to April 10, 2005, SII retained $277,329 in 12b-1 fees paid by the predecessor Opportunity Fund.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)), except the VT Money Market Fund is determined as of 5:00 PM Eastern time, on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day for the Total Return Bond Fund. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments, except for those of the VT Money Market Fund, are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The VT International Core Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of th Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

     Money Market Fund. The Money Market Fund uses the amortized cost method to
     -----------------
determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding distributions or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that
(i) it will have good and marketable title to the securities received by it;
(ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

     .    401 K Investment Services, LLC.

     .    A.G. Edwards & Sons, Inc.

     .    Ameriprise Financial Services, Inc.

     .    Bear, Stearns Securities Corp.

     .    Charles Schwab & Co., Inc.

     .    Citigroup Global Markets, Inc.

     .    CitiStreet Advisors LLC

     .    Fidelity Investments Institutional Services Company, Inc.

     .    Financial Network Investment Corp.

     .    GWFS Equities, Inc.

     .    Hewitt Financial Services, LLC

     .    ING Financial Partners, Inc.

     .    Linsco/Private Ledger Corporation

     .    Mellon Financial Markets, LLC

     .    Merrill Lynch, Pierce, Fenner & Smith Incorporated

     .    Morgan Stanley DW, Inc.

     .    MSCS Financial Services, LLC

     .    Multi-Financial Securities Corporation

     .    Pershing LLC

     .    Prudential Investment Management Services, Inc.

     .    Prudential Retirement Brokerage Services, Inc.

     .    Raymond James & Associates, Inc.

     .    RBC Dain Rauscher, Inc.

     .    UBS Financial Services Inc.

     .    Valic Financial Advisors, Inc.

     .    Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of

Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the two most recent fiscal years:

                                DECEMBER 31,        DECEMBER 31,
FUND                                2006                2005
VT Asset Allocation                                       2%
VT C&B Large Cap Value                                  106%
VT Discovery                                            144%
VT Equity Income                                         23%
VT International Core                                    53%
VT Large Company Core                                   112%
VT Large Company Growth                                  11%
VT Opportunity                                           41%
VT Small Cap Growth                                     128%
VT Small/Mid Cap Value                                  112%

                                DECEMBER 31,        DECEMBER 31,
FUND                                2006                2005
VT Total Return Bond*                                   714%*

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*    Portfolio Turnover ratio excluding TBAs is 414%.

     The portfolio turnover rate for the VT C&B Large Cap Value Fund, VT International Core Fund, VT Large Company Core Fund, VT Small Cap Growth Fund, VT Small/Mid Cap Value Fund, and VT Total Return Bond Fund varied significantly over the past two fiscal years. The variation in the rate was primarily due to rising energy costs for the VT C&B Large Cap Value Fund, and VT Large Company Core Fund, rising interest rates and market volatility for the VT Small Cap Growth Fund, VT Small/Mid Cap Value Fund and VT Total Return Bond Fund, and currency weakness in European markets for the VT International Core Fund.

     Brokerage Commissions. For the fiscal years listed below, the Funds listed
     ---------------------
below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                               TOTAL COMMISSIONS

FUND                         12/31/06          12/31/05              12/31/04
 VT Asset Allocation             $           $     8,357        $    4,962
 VT C&B Large Cap Value          $           $    42,672        $   14,197
 VT Discovery*                   $           $   804,914*       See table below
 VT Equity Income                $           $    75,616        $   52,934
 VTInternational Core            $           $    61,222        $1,144,575
 VT Large Company Core           $           $    89,961        $   54,172
 VT Large Company Growth         $           $    24,330        $1,626,390
 VT Money Market                 $           $         0        $        0
 VT Opportunity                  $           $ 1,213,435*       See table below
 VT Small Cap Growth             $           $   934,276        $1,322,875
 VT Small/Mid Cap Value*         $           $   180,258*       See table below
 VT Total Return Bond            $           $         0        $        0

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*    Totals for these funds are for the period 4/11/05 - 12/31/05.

     No commissions were paid to affiliated brokers during these time periods.

     Former Strong Funds. For the fiscal year ends listed below, the
     -------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                TOTAL COMMISSIONS

                               PERIOD 1/1/05 -         YEAR ENDED
FUND                               4/10/05              12/31/04
VT Discovery                       $132,867           $  552,587
VT Small/Mid Cap Value             $ 21,499           $  110,188
VT Opportunity                     $462,964           $1,835,976

     Directed Brokerage Commissions. For the fiscal year ended December 31,
     ------------------------------
2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

FUND                          COMMISSIONS PAID   TRANSACTIONS VALUE
  VT C&B Large Cap Value     $                  $
  Peregrine                  $                  $
  Wells Capital Management   $                  $

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of December 31, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                         BROKER-DEALER                    AMOUNT
 VT Asset Allocation         Bank of America                 $
                             JP Morgan Securities            $
                             Morgan Stanley                  $
                             Merrill Lynch                   $
                             Goldman Sachs & Co.             $
                             Lehman Brothers Inc.            $
                             Bear Stearns                    $
 VT C&B Large Cap Value      JP Morgan Securities            $
                             Bank of America                 $
 VT Discovery                Morgan Stanley                  $
 VT Equity Income            Morgan Stanley                  $
                             Bank of America Securities      $
                             JP Morgan Securities            $
 VT International Core       Barclay's Capital, Inc.         $
 VT Large Company Core       Merrill Lynch & Co.             $
                             Bank of America Securities      $
                             JP Morgan Securities            $
                             Morgan Stanley                  $
 VT Large Company            Goldman Sachs & Co.             $
 Growth
 VT Money Market             Bank of America Securities      $
                             Goldman Sachs & Co.             $
                             Barclay's Capital, Inc.         $
                             Morgan Stanley                  $
 VT Opportunity              Morgan Stanley                  $
 VT Small Cap Growth         Bear Stearns                    $
                             Morgan Stanley                  $
 VT Small/Mid Cap Value                                      $
 VT Total Return Bond        Morgan Stanley                  $
                             Greewich Capital Market         $
                             Goldman Sachs & Co.             $
                             Countrywide Securities          $
                             Lehman Brothers Inc.            $
                             Bank of America                 $
                             Merrill Lynch                   $
                             JP Morgan Securities            $
                             Bear Stearns                    $

                                  FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of any state, local or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts and net income derived from an interest in a qualified publicly traded partnership), as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                           CAPITAL LOSS CARRY-
FUND                                            FORWARDS            YEAR EXPIRES
       VT C&B Large Cap Value Fund        $                            2010
                                          $                            2011
                                          $                            2012
       VT Discovery Fund                  $                            2008
                                          $                            2009
       VT Large Company Core Fund         $                            2009
                                          $                            2010
                                          $                            2011
       VT Large Company Growth Fund       $                            2009
                                          $                            2010
                                          $                            2011
                                          $                            2012
                                          $                            2013
       VT Total Return Bond Fund          $                            2013

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of Fund securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID income includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold, which might be disadvantageous for the Fund.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" and at least one of the futures or option contracts comprising a part of such straddles is governed by
Section 1256 of the Code, described above, then such straddles could be characterized as "mixed straddles". A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS Revenue Ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds would seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. All distributions paid out of a Fund's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income (described below) from a Fund, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" (defined below) is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days before the 181-day period beginning 90 days before such date). If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. The Funds may be required to withhold, and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number"
(TIN), generally the shareholder's social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts. For information on the suitability of an investment in the Funds for tax-exempt investors and tax-deferred plans, see below.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions from dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Interest-related distributions are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder"). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain distributions" are distributions attributable to a Fund's net short-term capital gain and designated as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Under recently enacted legislation, any distribution by a Fund to a foreign shareholder that is attributable to gain from the Fund's sale or exchange of a U.S. real property interest (which is defined in the Code to include, among other things, the stock of certain U.S. corporations that are substantially invested, directly or indirectly, in U.S. real property) may be subject to U.S. tax if more than half of a Fund's assets are invested directly or indirectly in U.S. real property interests, taking into account the Fund's investments in certain RICs and most REITs. Any such distributions that are taxable may be required to be reported by a foreign shareholder on a U.S. federal income tax return and will be subject to U.S. income tax at the rates applicable to U.S. persons and/ or may be subject to federal income tax withholding at a rate of 35% (or less to the extent provided in Treasury Regulations). The preceding distribution rules generally will not apply to tax years beginning on or after January 1, 2008, except in limited circumstances in which a Fund has invested in a REIT. In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a "wash sale transaction"), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described in this paragraph. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions.

     Even if permitted to do so, a Fund provides no assurance that it will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     Taxation of a Separate Account of a Participating Insurance Company. Under
     -------------------------------------------------------------------
the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored treatment generally afforded holders of annuities or life insurance policies.

     In general, the investments of a segregated asset account are considered to be "adequately diversified" only if: (i) no more than 55% of the value of total assets of the account is represented by any one investment; (ii) no more than 70% of the value of total assets of the account is represented by any two investments; (iii) no more than 80% of the value of total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of total assets of the account is represented by any four investments. A segregated asset account is also considered to be "adequately diversified" if it meets the regulated investment company diversification tests described above and no more than 55% of the value of total assets of the account is attributable to cash, cash items (including receivables) government securities and securities of RICs. However, U.S. Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a RIC for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the RIC are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such RIC is available exclusively through the purchase of a VA Contract of VLI Policy, then a segregated asset account's beneficial interest in the RIC is not treated as a single investment. Instead a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account.

     As indicated above, the Trust intends to continue to qualify each Fund as a RIC under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all tines to enable the corresponding separate accounts to be "adequately diversified." Accordingly each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal tax consequences for holders of VA Contracts and VLI Policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

     .    Routine Items - Funds Management will generally vote for the
          -------------
          ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

     .    Corporate Governance - Funds Management will generally vote for
          --------------------
          charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

     .    Anti-Takeover Matters - Funds Management generally will vote for
          ---------------------
          proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

     .    Mergers/Acquisitions and Corporate Restructurings - Funds Management's
          -------------------------------------------------
          Proxy Committee will examine these items on a case-by-case basis.

     .    Shareholder Rights - Funds Management will generally vote against
          ------------------
          proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds/SM/ for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

                                 CAPITAL STOCK

     The Funds are twelve of the funds in the Wells Fargo Variable Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     The Trust's funds are authorized to issue a single class of shares with a 12b-1 fee and no sales load offered to participants of variable or annuity plans. Each share in a fund represents an equal, proportionate interest in a fund with all other shares.

Shareholders bear their pro rata portion of the Fund's operating expenses. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other Funds.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of April 3, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 25% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 3, 2007

                                                                         PERCENTAGE
FUND                        ADDRESS                                        OF FUND
----------------------      ------------------------------------------   ------------
 VT ASSET ALLOCATION        AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            IDS LIFE INSURANCE CORP,                               %
                            ACCT # 229 AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
                            HARTFORD LIFE & ANNUITY INSURANCE SEPARATE             %
                            ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION,
                            ACCT IDS TOWER 10 T11/125
                            MINNEAPOLIS MN 55440

                                                                         PERCENTAGE
FUND                        ADDRESS                                        OF FUND
----------------------      ------------------------------------------   ------------
VT C&B LARGE CAP VALUE
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION,
                            ACCT IDS TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            HARTFORD LIFE & ANNUITY                                %
                            INSURANCE SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
VT DISCOVERY
                            NATIONWIDE LIFE INSURANCE CO                           %
                            VARIABLE ACCOUNT II
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            FIDELITY INVEST LIFE INSURANCE                         %
                            ATTN LILIA KATSAS
                            82 DEVONSHIRE ST #R27A
                            BOSTON, MA 02109-3605
                            COLUMBUS OH 43218-2029
                            OHIO NATIONAL LIFE INSURANCE CO                        %
                            FOR THE BENEFIT OF ITS SEPARATE ACCTS
                            ATTN: DAWN CAINE
                            1 FINANCIAL WAY
                            CINNCINATI, OH 45241-5851
                            JEFFERSON NATIONAL LIFE INSURANCE                      %
                            ATTN SEPARATE ACCOUNTS
                            9920 CORPORATE CAMPUS DRIVE #1000
                            LOIUSVILLE, KY 40223-4051
VT EQUITY INCOME
                            UNION SECURITY INSURANCE COMPANY                       %
                            ATTN UNIT OPERATIONS
                            P.O. BOX 2999
                            HARTFORD, CT 06104-2999
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION
                            ACCT WEQI2 IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            HARTFORD LIFE & ANNUITY INSURANCE                      %
                            SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999

                                                                         PERCENTAGE
FUND                        ADDRESS                                        OF FUND
----------------------      ------------------------------------------   ------------
VT INTERNATIONAL CORE
                            IDS LIFE INSURANCE CORP,                               %
                            ACCT # 229
                            AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
                            HARTFORD LIFE & ANNUITY INSURANCE                      %
                            SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION,
                            ACCT # IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            IDS LIFE INSURANCE COMPANY OF NY,                      %
                            ACCT # 229
                            AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
VT LARGE COMPANY CORE
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION,
                            ACCT # IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
VT LARGE COMPANY GROWTH
                            AMERICAN ENTERPRISE                                     %
                            LIFE INSURANCE CORPORATION,
                            ACCT # IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            HARTFORD LIFE & ANNUITY INSURANCE                      %
                            SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            UNION SECURITY INSURANCE COMPANY                       %
                            ATTN UNIT OPERATIONS
                            P.O. BOX 2999
                            HARTFORD, CT 06104-2999
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883

                                                                         PERCENTAGE
FUND                        ADDRESS                                        OF FUND
----------------------      ------------------------------------------   ------------
VT MONEY MARKET
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE INSURANCE CORPORATION,             %
                            ACCT # IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            HARTFORD LIFE & ANNUITY INSURANCE                      %
                            SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            HARTFORD LIFE INSURANCE CO                             %
                            SEPARATE ACCOUNT
                            ATTN DAVE TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            LINCOLN NATIONAL LIFE INS CO                           %
                            1300 S CLINTON ST MAIL STOP 6H-02
                            FORT WAYNE IN 46802-3518
VT OPPORTUNITY
                            NATIONWIDE LIFE INSURANCE CO                           %
                            VARIABLE ACCOUNT II
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            NATIONWIDE INSURANCE COMPANY,                          %
                            FBO C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            IDS LIFE INSURANCE CORP,                               %
                            ACCT # 229
                            AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
VT SMALL CAP GROWTH
                            IDS LIFE INSURANCE CORP,                               %
                            ACCT # 229
                            AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002
                            IDS LIFE INSURANCE COMPANY OF NY,                      %
                            ACCT # 229
                            AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474-0002

                                                                         PERCENTAGE
FUND                        ADDRESS                                        OF FUND
----------------------      ------------------------------------------   ------------
VT SMALL/MID CAP VALUE
                            GREAT WEST LIFE &                                      %
                            ANNUITY INSURANCE COMPANY
                            UNIT VALUATIONS 2T2
                            8515 E ORCHARD RD
                            ENGLEWOOD CO 80111-5002
                            THE TRAVELERS SEPARATE ACCOUNT                         %
                            TM2 FOR VARIABLE ANNUITIES
                            ATTN SHAREHOLDER ACCOUNTING UNIT
                            PO BOX 990027
                            HARTFORD CT 06199-0027
                            PEOPLES BENEFIT LIFE INSURANCE CO                      %
                            SEPARATE ACCOUNT V
                            4333 EDGEWOOD RD
                            NE CEDAR RAPIDS IA 52499-0001
                            OHIO NATIONAL LIFE INSURANCE CO                        %
                            FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS
                            ATTN: DAWN CAINE
                            1 FINANCIAL WAY
                            CINCINNATI OH 45242-5851
                            THE TRAVELERS SEPARATE ACCOUNT                         %
                            TM FOR VARIABLE ANNUITIES
                            ATTN SHAREHOLDER ACCOUNTING UNIT
                            PO BOX 990027
                            HARTFORD CT 06199-0027
                            PEOPLES BENEFIT LIFE INSURANCE CO                      %
                            FMO OPERATIONAL ACCOUNTING
                            4333 EDGEWOOD RD
                            NE CEDAR RAPIDS IA 52499-0001
VT TOTAL RETURN BOND
                            HARTFORD LIFE &                                        %
                            ANNUITY INSURANCE
                            SEPARATE ACCOUNT,
                            ATTN D. TEN BROECK
                            PO BOX 2999
                            HARTFORD CT 06104-2999
                            AMERICAN SKANDIA LIFE SAB                              %
                            P.O. BOX 883
                            SHELTON CT 06484-0883
                            AMERICAN ENTERPRISE                                    %
                            LIFE INSURANCE CORPORATION,
                            ACCT # IDS
                            TOWER 10 T11/125
                            MINNEAPOLIS MN 55440
                            UNION SECURITY INSURANCE COMPANY                       %
                            ATTN UNIT OPERATIONS
                            P.O. BOX 2999
                            HARTFORD, CT 06104-2999

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a holder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended December 31, 2006, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                           WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.
         --------

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
 (a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                     Amendment No. 16, filed April 11, 2005.

 (b)                             -   Not Applicable.

 (c)                             -   Not Applicable.

 (d)       (1)           (i)     -   Amended and Restated Investment Advisory Agreement with Wells Fargo Funds
                                     Management, LLC, incorporated by reference to Post-Effective Amendment No. 14, filed
                                     April 30, 2004; Schedule A thereto, incorporated by reference to Post-Effective
                                     Amendment No. 18, filed May 1, 2006.

                        (ii)     -   Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective
                                     Amendment No. 8, filed May 1, 2001; Schedule A thereto, incorporated by reference to
                                     Post-Effective Amendment No. 18, filed May 1, 2006.

           (2)           (i)     -   Not Applicable.

                        (ii)     -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002;
                                     Appendix A and Schedule A thereto, incorporated by reference to Post-Effective
                                     Amendment No. 18, filed May 1, 2006.

                       (iii)     -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002;
                                     Appendix A and B thereto, incorporated by reference to Post-Effective Amendment No.
                                     18, filed May 1, 2006.

                        (iv)     -   Not Applicable.

                         (v)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005;
                                     Appendix A and B thereto, incorporated by reference to Post-Effective Amendment No.
                                     18, filed May 1, 2006.

                        (vi)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A and B thereto incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

                       (vii)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A and B thereto incorporated by reference to Post-Effective Amendment No. 18, filed May 1,
                                     2006.

 (e)                             -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, along with related
                                     Form of Dealer Agreement, incorporated by reference to Post-Effective Amendment No.
                                     16., filed April 11, 2005; Amended Schedule I, incorporated by reference to Post-
                                     Effective Amendment No. 18, filed May 1, 2006.

 (f)                             -   Not Applicable.

 (g)       (1)                   -   Not Applicable.

           (2)                   -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed April 11, 2005; Appendix A hereto, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

                (i)      -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                             Post-Effective Amendment No. 11, filed May 1, 2002; Exhibit A thereto, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

                 (ii)    -   Not Applicable.

                (iii)    -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Variable
                             Trust, Wells Fargo Funds Management, LLC, and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.
(h)      (1)             -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 13, filed May 1, 2003; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

         (2)             -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                             Agreement, incorporated by reference to Post-Effective Amendment No. 18, filed May 1,
                             2006.

         (3)             -   Not Applicable. (Interim Agreement superseded by Item 23 (h)(2)).

         (4)             -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

         (5)             -   Form of Participation Agreement, incorporated by reference to Post-Effective Amendment
                             No. 18, filed May 1, 2006.
(i)                      -   Legal Opinion, to be filed, pursuant to Rule 485(b).

(j)      (A)      (1)    -   KPMG Consent of the Independent Registered Public Accounting Firm, to be filed, pursuant to Rule 485(b).

(j)      (1)             -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (2)             -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (3)             -   Not Applicable.

         (4)             -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (5)             -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (6)             -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (7)             -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (8)             -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                             Amendment No. 15, filed January 26, 2005.

         (9)             -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                             Amendment No. 17, filed February 15, 2006.

        (10)             -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                             Amendment No. 18, filed May 1, 2006.
(k)                      -   Not Applicable.

(l)                      -   Not Applicable.

(m)                      -   Rule 12b-1 Distribution Plan, incorporated by reference to Post-Effective Amendment No.
                             16, filed April 11, 2005; Appendix A thereto, incorporated by reference to Post-Effective
                             Amendment No. 18, filed May 1, 2006.

(n)                      -   Not Applicable.

(o)                      -   Not Applicable.

(p)   (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 18, filed May 1, 2006.

      (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                  Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 18, filed
                  May 1, 2006.

      (3)     -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                  Effective Amendment No. 18, filed May 1, 2006.

      (4)     -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                  Post-Effective Amendment No. 18, filed May 1, 2006.

      (5)     -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
                  Post-Effective Amendment No. 18, filed May 1, 2006.

      (6)     -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                  Amendment No. 18, filed May 1, 2006.

      (7)     -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
                  Amendment No. 16, filed April 11, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies, as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to the VT Asset Allocation, Discovery, Equity Income, Money Market, Opportunity, Small Cap Growth, Small/Mid Cap Value and Total Return Bond Funds. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors and officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the VT Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) New Star Institutional Managers Limited ("New Star") serves as sub-adviser to the VT International Core Fund. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Cooke & Bieler, L.P. ("C&B") serves as sub-adviser to the VT C&B Large Cap Value Fund. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of C&B is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Matrix Asset Advisors, Inc. ("Matrix") serves as sub-adviser to the VT Large Company Core Fund. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix are or have been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                    (2)                              (3)
NAME AND PRINCIPAL BUSINESS                POSITIONS AND OFFICES WITH        POSITIONS AND OFFICES WITH
ADDRESS                                            UNDERWRITER                          FUND
------------------------------------ -------------------------------------- ---------------------------
Karla Rabusch                        Chairman of the Board                  President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Cara Peck                            Director, President and Secretary      None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                               Treasurer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Dorothy A. Peters                    Chief Compliance Officer               Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Kevin J. Scott                       Financial Operations Officer (FINOP)   None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051
Steven R. Schneider                  Compliance Officer and Anti-Money      None
Wells Fargo Funds Distributor, LLC   Laundering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051
Randy Henze                          Director                               None
Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051
Lincoln Yersin                       Director                               None
Wells Fargo Funds Distributor, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

     c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as former sub-adviser and former custodian, respectively, for the Asset Allocation Fund (through April 12, 2002) at 45 Fremont Street, San Francisco, California 94105.

     (d) Wells Fargo Funds Management, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105 .

     (e) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (i) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (j) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (k) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.
         ------------

     Not Applicable.

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 15th day of February, 2007.

                                WELLS FARGO VARIABLE TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
Richard M. Leach

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      2/15/07
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen

----------

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        February 15, 2007

                           WELLS FARGO VARIABLE TRUST
                         FILE NOS. 333-74283; 811-09255

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------- ------------
None     None